================================================================================
                                                                    Exhibit 4.34


                                TRUST INDENTURE


                              Dated June 1, 1999



                                    Between



                          DISPLAY TECHNOLOGIES, INC.



                                      and



                     SOUTHTRUST BANK, NATIONAL ASSOCIATION

                   _________________________________________

                                   Regarding
                                  $2,500,000
                 Variable/Fixed Rate Secured Promissory Notes

                   _________________________________________

--------------------------------------------------------------------------------

This Trust Indenture was prepared by Heyward C. Hosch, Walston, Wells, Anderson & Bains, LLP, Suite 500, Financial Center, 505 20th Street North, Birmingham, Alabama 35203

--------------------------------------------------------------------------------

                                TRUST INDENTURE


                               TABLE OF CONTENTS

            (This Table of Contents is not a part of this Indenture
                   and is only for convenience of reference)

                                                                            PAGE
PARTIES......................................................................  1
RECITALS.....................................................................  1
GRANTING CLAUSES.............................................................  2


                                   ARTICLE I

                       Definitions and Other Provisions
                            of General Application
                         -----------------------------

     SECTION 1.01   Definitions..............................................  2
     SECTION 1.02   Acts of Noteholders...................................... 10
     SECTION 1.03   Form and Contents of Documents Delivered to Trustee...... 11
     SECTION 1.04   Compliance Certificates and Opinions..................... 12
     SECTION 1.05   Effect of Headings and Table of Contents................. 13
     SECTION 1.06   Date of Indenture........................................ 13
     SECTION 1.07   Enforceability........................................... 13
     SECTION 1.08   Governing Law............................................ 13
     SECTION 1.09   Counterparts............................................. 13
     SECTION 1.10   Notices.................................................. 13
     SECTION 1.11   Notices to Noteholders; Waiver........................... 15
     SECTION 1.12   Concerning the Credit Obligor and the Letter of Credit... 15
     SECTION 1.13   Notice to Rating Agencies................................ 15
     SECTION 1.14   Successors and Assigns................................... 16
     SECTION 1.15   Benefits of Indenture.................................... 16

                                  ARTICLE II

                               Granting Clauses
                               ----------------

                                  ARTICLE III

                                   The Notes
                                   ---------

     SECTION 3.01   General Terms............................................ 17
     SECTION 3.02   Variable Rate............................................ 19

     SECTION 3.03   Fixed Rate........................................................ 19
     SECTION 3.04   Optional Tender................................................... 21
     SECTION 3.05   Mandatory Tender.................................................. 22
     SECTION 3.06   Procedures for Purchase and Remarketing of Notes;
                        Delivery of Purchased and Remarketed Notes.................... 25
     SECTION 3.07   Execution, Authentication, Delivery and Dating.................... 28
     SECTION 3.08   Temporary Notes................................................... 29
     SECTION 3.09   Authentication and Delivery of Notes to Original
                        Purchasers.................................................... 29
     SECTION 3.10   Letter of Credit.................................................. 29
     SECTION 3.11   Additional Credit Enhancement..................................... 32

                                  ARTICLE IV

                     Registration, Book-Entry System, and
                    General Provisions Regarding the Notes
                    --------------------------------------

     SECTION 4.01   Registration of Notes............................................. 32
     SECTION 4.02   Registration, Transfer, and Exchange of Notes; Replacement
                        of Mutilated, Lost, Destroyed or Stolen Notes................. 32
     SECTION 4.03   Book-Entry System................................................. 34
     SECTION 4.04   Payment of Interest on Notes; Interest Rights Preserved........... 36
     SECTION 4.05   Paying Agent...................................................... 37
     SECTION 4.06   Payments Due on Non-Business Days................................. 37
     SECTION 4.07   Cancellation...................................................... 37

                                   ARTICLE V

                              Redemption of Notes
                              -------------------

     SECTION 5.01   When Notes Are Subject to Redemption.............................. 38
     SECTION 5.02   Election to Redeem; Notice to Trustee............................. 38
     SECTION 5.03   Selection of Notes to be Redeemed................................. 38
     SECTION 5.04   Notice of Redemption.............................................. 39
     SECTION 5.05   Deposit of Redemption Price....................................... 40
     SECTION 5.06   Notes Payable on Redemption Date.................................. 40
     SECTION 5.07   Notes Redeemed in Part............................................ 40

                                  ARTICLE VI

                       Application of Proceeds of Notes
                       --------------------------------

                                  ARTICLE VII

                                   Revenues
                                   --------

     SECTION 7.01   Note Fund and Letter of Credit Draws.............................. 41
     SECTION 7.02   Note Purchase Fund................................................ 42
     SECTION 7.03   Money for Note Payments to be Held in Trust; Repayment of
                        Unclaimed Money............................................... 44
     SECTION 7.04   Investment of Special Funds....................................... 45

                                 ARTICLE VIII

                         Representations and Covenants
                         -----------------------------

     SECTION 8.01   General Representations........................................... 45
     SECTION 8.02   Payment of Debt Service and Purchase of Tendered Notes............ 46
     SECTION 8.03   Indemnity of Trustee.............................................. 47
     SECTION 8.04   Obligations of Issuer Unconditional............................... 48
     SECTION 8.05   General Covenants of the Issuer................................... 48
     SECTION 8.06   Appointment of Successor Trustee.................................. 49
     SECTION 8.07   Further Assurances................................................ 49

                                  ARTICLE IX

                        Events of Default and Remedies
                        ------------------------------

     SECTION 9.01   Events of Default................................................. 49
     SECTION 9.02   Acceleration of Maturity; Rescission and Annulment;
                        Exercise of Remedies.......................................... 50
     SECTION 9.03   Rights and Remedies of Trustee in the Event of Bankruptcy,
                        and the Occurrence of Similar Events Regarding, the Issuer.... 52
     SECTION 9.04   Subrogation Rights of Credit Obligor.............................. 52
     SECTION 9.05   Application of Money Collected.................................... 53
     SECTION 9.06   Trustee May Enforce Claims without Possession of Notes............ 54
     SECTION 9.07   Limitation on Suits by Holders.................................... 54
     SECTION 9.08   Unconditional Right of Noteholders to Receive Principal,
                        Premium and Interest.......................................... 55
     SECTION 9.09   Restoration of Positions.......................................... 55
     SECTION 9.10   Rights and Remedies Cumulative.................................... 55
     SECTION 9.11   Delay or Omission Not Waiver...................................... 55
     SECTION 9.12   Control by Credit Obligor and Noteholders......................... 56
     SECTION 9.13   Waiver of Past Defaults........................................... 56
     SECTION 9.14   Waiver of Appraisement and Other Laws............................. 57
     SECTION 9.15   Suits to Protect the Trust Estate................................. 57
     SECTION 9.16   Remedies Subject to Applicable Law................................ 57

                                   ARTICLE X

                                  The Trustee
                                  -----------

     SECTION 10.01   Certain Duties and Responsibilities.............................. 58
     SECTION 10.02   Notice of Defaults............................................... 59
     SECTION 10.03   Certain Rights of Trustee........................................ 59
     SECTION 10.04   Not Responsible for Recitals..................................... 60
     SECTION 10.05   May Hold Notes................................................... 60
     SECTION 10.06   Money Held in Trust.............................................. 61
     SECTION 10.07   Compensation and Reimbursement................................... 61
     SECTION 10.08   Eligibility of Trustee; Appointment of Co-Trustee................ 61
     SECTION 10.09   Resignation and Removal; Appointment of Successor................ 62
     SECTION 10.10   Acceptance of Appointment by Successor........................... 64
     SECTION 10.11   Merger, Conversion, Consolidation or Succession to Business...... 64

                                  ARTICLE XI

          Supplemental Indentures and Amendments of Letter of Credit
          ----------------------------------------------------------

     SECTION 11.01   Supplemental Indentures Without Consent of Noteholders........... 65
     SECTION 11.02   Supplemental Indentures With Consent of Noteholders.............. 66
     SECTION 11.03   Discretion of Trustee; Acts of Noteholders....................... 67
     SECTION 11.04   Consent of Credit Obligor........................................ 67
     SECTION 11.05   Execution of Supplemental Indentures............................. 67
     SECTION 11.06   Effect of Supplemental Indentures................................ 68
     SECTION 11.07   Reference in Notes to Supplemental Indentures.................... 68
     SECTION 11.08   Amendment of Letter of Credit.................................... 68

                                  ARTICLE XII

                             The Remarketing Agent
                             and the Tender Agent
                             --------------------

     SECTION 12.01   Remarketing Agent................................................ 68
     SECTION 12.02   Tender Agent..................................................... 70

                                 ARTICLE XIII

                                  Defeasance
                                  ----------

     SECTION 13.01   Payment of Indebtedness; Satisfaction and Discharge
                        of Indenture.................................................. 71
     SECTION 13.02   Trust for Payment of Debt Service................................ 72


TESTIMONIUM........................................................................... 73
SIGNATURES............................................................................ 73

ACKNOWLEDGMENTS.......................................................   74-75

EXHIBIT A
EXHIBIT B
EXHIBIT C

                                TRUST INDENTURE
                                ---------------


     THIS TRUST INDENTURE dated June 1, 1999 is entered into by DISPLAY TECHNOLOGIES, INC., a Nevada corporation (the "Issuer"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association with its principal office in Birmingham, Alabama (the "Trustee").

                                    Recitals
                                    --------

     The Issuer has duly authorized, executed and delivered this Indenture and has duly authorized the creation, execution and delivery pursuant hereto of Variable/Fixed Rate Secured Promissory Notes dated the date of delivery and payment therefor (the "Notes") to provide financing for various corporate purposes.

     As security for the payment of the Notes, the Issuer will cause SouthTrust Bank, National Association (in its capacity as issuer of the initial letter of credit referred to below, the "Credit Obligor") to issue an irrevocable letter of credit in favor of the Trustee in the amount of (i) the aggregate principal amount of the Notes, to enable the Trustee to pay the principal amount of the Notes when due and to pay the principal portion of the purchase price of Notes tendered (or deemed tendered) for purchase, plus (ii) interest on the Notes for a period of 56 days at the rate of 12% per annum, to enable the Trustee to pay interest on the Notes when due and to pay the interest portion of the purchase price of Notes tendered (or deemed tendered) for purchase. The initial letter of credit to be delivered to the Trustee and any substitute letter of credit delivered to the Trustee pursuant to this Indenture are herein referred to as the "Letter of Credit". The initial Letter of Credit is issued pursuant to certain credit and security agreements between the Credit Obligor and the Issuer which set forth and provide security for the obligations of the Issuer to reimburse the Credit Obligor for all amounts drawn under the initial Letter of Credit.

     All things have been done which are necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee hereunder, the valid obligations of the Issuer, and to constitute this Indenture a valid trust indenture for the security of the Notes, in accordance with the terms of the Notes and this Indenture.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     It is hereby covenanted and declared that all of the Notes are to be authenticated and delivered and the property subject to this Indenture is to be held and applied by the Trustee, subject to the covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit (except as otherwise expressly provided herein) of all Holders (as hereinafter defined) of the Notes, as follows:

                                   ARTICLE I

                       Definitions and Other Provisions
                            of General Application
                        ------------------------------

     SECTION 1.01  Definitions
                   -----------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) The terms defined in this Article shall have the meanings assigned in this Article. Singular terms shall include the plural as well as the singular, and vice versa. Any pronoun shall include both singular and plural and cover all genders.

          (2) All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. All references herein to "generally accepted accounting principles" refer to such principles as they exist at the date of application thereof.

          (3) All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

          (4) The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          (5) The term "person" shall include any individual, corporation, general or limited partnership, limited liability company or partnership, joint venture, association, trust, unincorporated organization and any government or any agency or political subdivision thereof.

     Act, when used with respect to any Noteholder, has the meaning stated in
     ---
Section 1.02.

     Act of Bankruptcy shall mean the filing of a petition in bankruptcy (or the
     -----------------
other commencement of a bankruptcy or similar proceeding) by or against the Issuer or the Issuer under any applicable bankruptcy, insolvency, reorganization, or similar law, now or hereafter in effect.

     Affiliate of any specified person shall mean any other person directly or
     ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Authorized Denomination or Denominations means with respect to all Notes
     ----------------------------------------
(i) during any Variable Rate Period the amount of $100,000 and any integral multiple of $5,000 in excess thereof and (ii) during any Fixed Rate Period the amount of $5,000 and any integral multiple thereof for each maturity.

     Authorized Issuer Representative shall mean any officer of the Issuer or
     --------------------------------
any agent of the Issuer authorized by the Issuer to act as "Authorized Issuer Representative" for purposes of this Indenture and identified as such in writing delivered to the Trustee.

     Beneficial Owner shall have the meaning set forth in Section 4.03.
     ----------------

     Board of Directors shall mean the board of directors of the Issuer as
     ------------------
constituted from time to time.

     Book-Entry System means a book-entry only system of evidence of purchase
     -----------------
and transfer of beneficial ownership interests in the Notes.

     Business Day shall mean any day other than (1) a Saturday, a Sunday or (2)
     ------------
a day on which the payment system of the Federal Reserve System is not operational, or (3) a day on which banking institutions are required or authorized to remain closed in any of the following locations: (i) the city in which the Principal Office of the Trustee is located, (ii) the city in which the principal office of the Remarketing Agent is located, (iii) the city in which the office of the Credit Obligor where drawings under the Letter of Credit are to be made is located, or (iv) the City of New York, New York.

     Conversion Date shall mean the first day of any Fixed Rate Period.
     ---------------

     Credit Documents shall mean collectively that certain Credit Agreement
     ----------------
dated the date of execution and delivery among the Credit Obligor and the Issuer and all agreements, documents, guaranties, instruments, notes, notices, and other writings executed and delivered by the Issuer or any other person or persons which evidence, guarantee or provide security for the obligations of the Issuer with respect to the Letter of Credit, including any amendments or supplements to any thereof from time to time entered into pursuant to the applicable provisions thereof, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Documents" shall mean collectively all agreements, documents, guaranties, instruments, notes, notices, and other writings which evidence, guarantee or provide security for the obligations of the Issuer with respect to such Substitute Letter of Credit.

     Credit Obligor shall mean SouthTrust Bank, National Association, a national
     --------------
banking association, and its successors and assigns, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Obligor" shall mean the issuer of such Substitute Letter of Credit.

     Credit Obligor Indebtedness shall mean all indebtedness or obligations of
     ---------------------------
the Issuer to the Credit Obligor under the Credit Documents including without limitation (i) the Issuer's obligation to reimburse the Credit Obligor for draws made under the Letter of Credit and
(ii) the Issuer's obligation to pay fees and charges for the issuance and continuation of the Letter of Credit.

     Credit Obligor Insolvency Date shall mean the date on which the Credit
     ------------------------------
Obligor notifies the Trustee in writing, or the date on which the Trustee is notified in writing by the Issuer, or any Governmental Authority, that (i) a receiver or conservator of the Credit Obligor or of any of the respective properties or assets thereof shall have been appointed by any Governmental Authority, or (ii) possession of the property and business of the Credit Obligor shall have been taken by any Governmental Authority, or (iii) the Credit Obligor shall have taken advantage of any reorganization, liquidation or dissolution law or statute, or (iv) if corporate action shall have been taken by the Credit Obligor for the purpose of effecting any of the foregoing.

     Debt Service shall mean the principal of, premium (if any) and interest
     ------------
payable on the Notes.

     Defaulted Interest shall have the meaning stated in Section 4.04.
     ------------------

     Direct Participant or Direct Participants means securities brokers and
     ------------------    -------------------
dealers, banks, trust companies and clearing corporations which have access to the Book-Entry System.

     Event of Default shall have the meaning stated in Article IX.  An Event of
     ----------------
Default shall "exist" if an Event of Default shall have occurred and be continuing.

     Existing Letter of Credit means the Letter of Credit held by the Trustee at
     -------------------------
the time a Substitute Letter of Credit is delivered to the Trustee.

     Federal Securities shall mean any of the following so long as the same are
     ------------------
not subject to prepayment or redemption at the option of the issuer: direct obligations of, or obligations the timely payment of the principal of and interest on which is fully guaranteed by, the United States of America.

     Financing Documents shall mean collectively the Notes, Indenture, the
     -------------------
Credit Documents, the Remarketing Agreement and the Letter of Credit.

     Fixed Rate shall mean the fixed interest rate borne by the Notes during a
     ----------
Fixed Rate Period, more particularly described in Section 3.03.

     Fixed Rate Interest Payment Date shall mean a date on which interest
     --------------------------------
calculated according to the Fixed Rate is payable on the Notes, more particularly described in Section 3.01(i).

     Fixed Rate Period shall mean a period specified by the Issuer during which
     -----------------
the Notes shall bear interest at a fixed rate per annum, more particularly described in Section 3.03.

     Fully Paid, (i) when used with respect to Indenture Indebtedness, shall
     ----------
have the meaning stated in Section 13.01, and (ii) when used with respect to Credit Obligor Indebtedness, shall mean that all indebtedness under the Credit Documents has been paid.

     Governmental Authority shall mean any federal, state, county, municipal, or
     ----------------------
other government, domestic or foreign, and any agency, authority, department, commission, bureau, board, court or other instrumentality thereof, having jurisdiction in the premises.

     Holder when used with respect to any Note shall mean the Noteholder with
     ------
respect to such Note.

     Indebtedness shall mean collectively Indenture Indebtedness and Credit
     ------------
Obligor Indebtedness.

     Indenture shall mean this instrument as originally executed or as it may
     ---------
from time to time be supplemented, modified or amended by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions hereof.

     Indenture Indebtedness shall mean all indebtedness of the Issuer at the
     ----------------------
time secured by this Indenture, including without limitation (i) all Debt Service and (ii) all reasonable and proper fees, charges, expenses, and disbursements of the Trustee for services performed and disbursements made under this Indenture.

     Independent, when used with respect to any person, shall mean a person who
     -----------
(i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, the Credit Obligor, or in any other obligor with respect to the Notes or in any Affiliate of the Issuer, the Credit Obligor, or of such other obligor, and (iii) is not connected with the Issuer, the Credit Obligor, or such other obligor as an officer, in-house attorney, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Indirect Participant means a broker, dealer, bank or other financial
     --------------------
institution for which the Securities Depository holds Notes as securities depository through a Direct Participant.

     Interest Payment Date, when used with respect to any installment of
     ---------------------
interest on a Note, means the date specified in such Note as the fixed date on which such installment of interest is due and payable.

     Internal Revenue Code shall mean whichever of the following shall be
     ---------------------
applicable in the context: the Internal Revenue Code of 1954, as amended; the Internal Revenue Code of 1986, as amended; and the transition rules of related legislation.

     Issuer shall mean Display Technologies, Inc., a Nevada corporation and the
     ------
respective successors and assigns thereof, and thereafter "Issuer" shall mean such persons.

     Letter of Credit shall mean collectively the initial letters of credit
     ----------------
delivered to the Trustee on the date of delivery of the Notes, and, unless the context or use indicates another or different meaning of intent, any Substitute Letter of Credit accepted by the Trustee.

     Letter of Representation shall mean and include (i) the Letter of
     ------------------------
Representation with respect to the Notes by the Issuer to the Securities Depository and (ii) any other or subsequent agreement with respect to the Notes among said parties by whatever name or identification.

     Mandatory Tender shall mean a tender of Notes required by Section 3.05.
     ----------------

     Mandatory Tender Date shall mean a date on which any Mandatory Tender is
     ---------------------
required, more particularly described in Section 3.05.

     Maximum Rate shall mean the lesser of (i) the rate of 12% per annum or (ii)
     ------------
for any period during which the Notes are supported by a Letter of Credit, the maximum rate per annum, specified therein, upon which there has been calculated the amount available to be drawn on such Letter of Credit to pay interest on the Notes.

     Note shall mean any note authenticated and delivered pursuant to this
     ----
Indenture.

     Note Counsel shall mean counsel with experience in matters relating to the
     ------------
issuance of obligations by or on behalf of states or local governmental units who shall not be unacceptable to the Issuer and the Trustee.

     Note Fund shall mean the fund established pursuant to Section 7.01.
     ---------

     Noteholder when used with respect to any Note shall mean the person in
     ----------
whose name such Note is registered in the Note Register (which, during the time the Book-Entry System is in effect for the Notes, shall be the Securities Depository or the Securities Depository Nominee).

     Note Payment Date shall mean each date (including any date fixed for
     -----------------
optional or mandatory redemption of Notes) on which Debt Service is due and payable on the Notes.

     Note Purchase Fund shall mean the fund established pursuant to Section
     ------------------
7.02.

     Note Register shall mean the register or registers for the registration and
     -------------
transfer of Notes maintained by the Issuer pursuant to Section 4.01.

     Note Registrar shall mean the agent of the Issuer appointed as such
     --------------
pursuant to Section 4.01 for the purpose of registering Notes and transfers of Notes.

     Notes shall mean the Variable/Fixed Rate Secured Promissory Notes,
     -----
authorized to be issued pursuant to Section 3.01.

     Opinion of Counsel shall mean a written opinion of counsel who may (except
     ------------------
as otherwise expressly provided in this Indenture) be counsel for the Credit Obligor and which opinion shall not be unacceptable to the Trustee.

     Opinion of Note Counsel shall mean a written opinion of Note Counsel, which
     -----------------------
opinion is not unacceptable to the Trustee.

     Optional Tender shall mean a tender of Notes at the option of the Holder
     ---------------
thereof pursuant to Section 3.04.

     Optional Tender Date shall mean any date on which Notes are to be purchased
     --------------------
pursuant to an Optional Tender.

     Outstanding when used with respect to Notes shall mean, as of the date of
     -----------
determination, all Notes authenticated and delivered under this Indenture, except:

          (1) Notes canceled by the Trustee or delivered to the Trustee for cancellation,

          (2) Notes for the payment of which (either at maturity or upon prior redemption) money in the necessary amount has been deposited with the Trustee in trust for the Holders of such Notes, provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made,

          (3) Unsurrendered Notes for the purchase of which money in the necessary amount has been deposited in the Note Purchase Fund and is held in trust for the Holders of such Unsurrendered Notes, and

          (4) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered under this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor with respect to the Notes or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be disregarded. Notes so owned which have been pledged in good faith (including Pledged Notes) may be regarded as Outstanding for such purposes if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor with respect to the Notes or any Affiliate of the Issuer, or of such other obligor.

     Paying Agent shall mean the Trustee and any other person authorized by the
     ------------
Issuer to pay Debt Service on any Notes on behalf of the Issuer.

     Pledged Notes shall mean Notes purchased pursuant to the Optional Tender or
     -------------
Mandatory Tender provisions of this Indenture with money drawn under the Letter of Credit and held by the Tender Agent or Trustee for the benefit of, or registered in the name of, the Credit Obligor, as pledgee, pursuant to 3.06 of this Indenture and pursuant to any provision of the Credit Documents with respect thereto.

     Post-Default Rate shall mean (i) when used with respect to any payment of
     -----------------
Debt Service on any Note, the rate specified in such Note for overdue installments of Debt Service on such Note, computed as provided in such Note, and (ii) when used with respect to all other payments due under this Indenture, the rate of 9% per annum (computed on the basis of a 360-day year with 12 months of 30 days each).

     Principal Office of the Tender Agent shall mean the office where the Tender
     ------------------------------------
Agent maintains its principal office.

     Principal Office of the Trustee shall mean the office where the Trustee
     -------------------------------
maintains its principal corporate trust office in Birmingham, Alabama, or such other office as shall be designated by the Trustee by written notice to the Issuer, the Credit Obligor and the Holders of the Notes.

     Qualified Investments shall mean:
     ---------------------

          (1) Federal Securities,

          (2) an interest in any trust or fund that invests solely in obligations described in (1) or (4) of this definition (including without limitation any fund or funds managed by the Trustee or any affiliate thereof or person related thereto),

          (3) a certificate of deposit or time deposit issued by (i) the Trustee, or (ii) any other bank organized under the laws of the United States of America or any state thereof with capital, surplus and undivided profits of not less than $50,000,000, provided in each case such deposit is insured by the Federal Deposit Insurance Corporation, or such deposit is collaterally secured by the issuing bank by pledging Federal Securities having a market value (exclusive of accrued interest) not less than the face amount of such certificate less the amount of such deposit insured by the Federal Deposit Insurance Corporation, and

          (4) a repurchase agreement with respect to Federal Securities, provided that the Federal Securities subject to such repurchase agreement are held by or under the control of the Trustee free and clear of third-party liens, and

          (5) any other investment permitted by law.

     Rating Agency shall mean any nationally recognized securities rating
     -------------
agency.

     Regular Record Date shall mean (i) with respect to any Variable Rate
     -------------------
Interest Payment Date, the day immediately prior to such Interest Payment Date,
(ii) with respect to any Fixed Rate Interest Payment Date for a Fixed Rate Period of less than 6 months, the day immediately prior to such Fixed Rate Interest Payment Date, and (iii) with respect to any Fixed Rate Interest Payment Date for a

Fixed Rate Period of 6 months or more, the 15th day (whether or not a Business
Day) next preceding such Fixed Rate Interest Payment Date.

     Remarketing Agent shall mean the person appointed as "Remarketing Agent"
     -----------------
pursuant to Section 12.01, until a successor Remarketing Agent shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Remarketing Agent" shall mean such successor.

     Remarketing Agreement shall mean that certain Remarketing Agreement dated
     ---------------------
as of June 1, 1999 among the Issuer and the Remarketing Agent.

     Securities Depository means The Depository Trust Company, a limited purpose
     ---------------------
trust company organized under the laws of the State of New York, and the successors and assigns thereof, and any substitute securities depository therefor that maintains a Book-Entry System for the Notes.

     Securities Depository Nominee means the Securities Depository or the
     -----------------------------
nominee of such Securities Depository in whose name there shall be registered on the Note Register the Notes to be delivered to such Securities Depository during a period in which the Notes are held pursuant to the Book-Entry System.

     Special Funds shall mean the Proceeds Fund created in Article VI (b), the
     -------------
Note Fund, the Note Purchase Fund, and any other fund or account established pursuant to this Indenture.

     Special Record Date for the payment of any Defaulted Interest on the Notes
     -------------------
means a date fixed by the Trustee pursuant to Section 4.04.

     Stated Expiration Date shall mean the date on which the Letter of Credit
     ----------------------
will, by its terms, expire unless the Letter of Credit is terminated on an earlier date in accordance with its terms.

     Substitute Letter of Credit shall mean a letter of credit delivered to the
     ---------------------------
Trustee in substitution for an Existing Letter of Credit then held by the Trustee, as more particularly described in Section 3.10.

     Tender Agent shall mean any person appointed as "Tender Agent" pursuant to
     ------------
Section 12.02, until a successor Tender Agent shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Tender Agent" shall mean such successor.

     Tender Date shall mean an Optional Tender Date or a Mandatory Tender Date,
     -----------
as the case may be.

     Tendered Notes shall mean Notes tendered (or deemed tendered) for purchase
     --------------
pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture.

     Trust Estate shall have the meaning stated in the habendum to the granting
     ------------
clauses to this Indenture.

     Trustee shall mean SouthTrust Bank, National Association, a national
     -------
banking association with its principal office in Birmingham, Alabama, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor.

     Unsurrendered Note shall mean Notes (or portions thereof in authorized
     ------------------
denominations) which are deemed purchased pursuant to Optional Tender or Mandatory Tender provisions hereof, but which have not been presented to the Trustee by the Holders thereof; provided, any Note which the Holder thereof elects to retain under Section 3.05(c) shall not be an Unsurrendered Note for purposes of this Indenture.

     Variable Rate shall mean the variable interest rate borne by the Notes
     -------------
during a Variable Rate Period, more particularly described in Section 3.02.

     Variable Rate Interest Payment Date shall mean a date on which interest
     -----------------------------------
calculated at the Variable Rate is payable on the Notes, more particularly described in Section 3.01(i).

     Variable Rate Period shall mean a period during which the Notes bear
     --------------------
interest at the Variable Rate, more particularly described in Section 3.02.

     SECTION 1.02  Acts of Noteholders
                   -------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given, made or taken by Noteholders may be embodied in and evidenced by one or more substantially concurrent instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of Notes, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Issuer and (subject to Section 10.01) in favor of the Trustee, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officers authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership, or limited liability company or partnership, on behalf of any thereof, such certificate or affidavit shall also constitute sufficient proof of the authority thereof.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 1.03  Form and Contents of Documents Delivered to Trustee
                   ---------------------------------------------------

     (a) Whenever several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an officer of the Issuer or of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Issuer Representative stating that the information with respect to such factual matters is in the possession of the Issuer unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Whenever any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (d) Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer or the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's or Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer or Issuer to have such application granted or to the sufficiency of such certificate or report.

     SECTION 1.04  Compliance Certificates and Opinions
                   ------------------------------------

     (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer, shall furnish to the Trustee a certificate signed by an Authorized Issuer Representative stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.05  Effect of Headings and Table of Contents
                   ----------------------------------------

     The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.06  Date of Indenture
                   -----------------

     The date of this Indenture is intended as and for a date for the convenient identification of this Indenture and is not intended to indicate that this Indenture was executed and delivered on said date.

     SECTION 1.07  Enforceability
                   --------------

     If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.08  Governing Law
                   -------------

     This Indenture shall be construed in accordance with and governed by the laws of the State of Alabama.

     SECTION 1.09  Counterparts
                   ------------

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 1.10  Notices
                   -------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Issuer, the Trustee, the Tender Agent, the Remarketing Agent, or the Credit Obligor shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Indenture) (i) delivered personally to the party or, if such party is not an individual, to an officer or other legal representative of the party to whom the same is directed, at the address specified below, (ii) mailed by first-class, registered or certified mail, postage prepaid, addressed as specified below, or (iii) sent by telex or telecopy or other facsimile transmission system to the number specified below. The hand delivery and mailing address and telex or telecopy number for the parties are as follows:

Trustee
-------

          SouthTrust Bank, National Association
          Corporate Trust Department
          110 Office Park Drive, 2/nd/ Floor (35223)
          P.O. Box 2554 (35290)
          Birmingham, Alabama

          Telecopy number: 205/254-4180

Remarketing Agent
-----------------

          SouthTrust Securities, Inc.
          112 North 20th Street
          Birmingham, Alabama 35203

          Telecopy number: 205/254-4989

Issuer
------

          Display Technologies, Inc.
          5029 Edgewater Drive
          Orlando, Florida 32810

          Telecopy number: (407) 521-8767

Credit Obligor
--------------

          SouthTrust Bank, National Association
          One Tampa City Center
          201 N. Franklin Street
          Ste 2950
          Tampa, Florida 33602

          Telecopy number: 813/222-0245

     (b) Any of such parties may change the address or number for receiving any such notice or other document by giving notice of the change to the other parties named in this Section.

     (c) Any notice or other document shall be deemed delivered when actually received by the party to whom directed (or, if such party is not an individual, to an officer or other legal representative of the party) at the address or number specified pursuant to this Section, or, if sent by mail, 3 days after such notice or document is deposited in the United States mail, first class postage prepaid, addressed as provided above.

     SECTION 1.11  Notices to Noteholders; Waiver
                   ------------------------------

     (a) Where this Indenture provides for publication of notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or sent by telecopy or other facsimile transmission system, to each Holder of such Notes, at the address of such Holder as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the first publication of such notice.

     (b) In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.12  Concerning the Credit Obligor and the Letter of Credit
                   ------------------------------------------------------

     (a) No consent or direction or other exercise of discretion or control by the Credit Obligor hereunder shall be required or permitted if the Letter of Credit is no longer in effect or if the Credit Obligor has dishonored a draw under the Letter of Credit or a Credit Obligor Insolvency Date shall have occurred.

     (b) Nothing contained in this Indenture shall be construed to require or permit any consent or approval by the Credit Obligor for the performance by the Trustee of its obligations under

Sections 7.01, 7.02 or 9.02, with respect to draws under the Letter of Credit and acceleration of the maturity of the Notes, except where such consent or approval of the Credit Obligor is expressly required or permitted in any of such Sections.

     SECTION 1.13  Notice to Rating Agencies
                   -------------------------

     The Trustee shall promptly furnish to each Rating Agency that maintains a rating with respect to the Notes a notice of (i) any change of the Trustee, the Remarketing Agent or the Tender Agent, (ii) any change or amendment of the Indenture, or the Letter of Credit, (iii) the expiration or renewal or extension or termination of the term of the Letter of Credit, or substitution of the Letter of Credit, (iv) the conversion of the interest rate on the Notes to a Fixed Rate, (v) the acceleration of payment of principal and interest on the Notes pursuant to Section 9.02, (vi) the payment in full, or the redemption prior to maturity, of all Notes Outstanding hereunder, or (vii) receipt of notice of the Issuer's intent to establish a trust for the payment of the Notes in accordance with Section 13.02.

     SECTION 1.14  Successors and Assigns
                   ----------------------

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.15  Benefits of Indenture
                   ---------------------

     Nothing in this Indenture or in the Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, the Holders of the Outstanding Notes, and the Credit Obligor, any benefit or any legal or equitable right, remedy or claim under this Indenture.


                                  ARTICLE II

                               Granting Clauses
                               ----------------

     To secure the payment of Debt Service on the Notes and all other Indenture Indebtedness and the performance of the covenants contained herein and in the Notes, and to declare the terms and conditions on which the Notes are secured, and in consideration of the premises and of the purchase of the Notes by the Holders thereof, the Issuer by these presents does hereby grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Trustee, and grant to the Trustee security title to and a continuing security interest in, all and singular, the following described property and all proceeds and products thereof:

                                      I.

     Money and investments from time to time on deposit in, or forming a part of, the Special Funds, subject to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein.

                                      II.

     Any and all property of every kind or description which may, from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien of this Indenture as additional security by the Issuer or anyone on its part or with its written consent, or which pursuant to any of the provisions hereof may come into the possession or control of the Trustee or a receiver appointed pursuant to this Indenture; and the Trustee is hereby authorized to receive any and all such property as and for additional security for the Notes and to hold and apply all such property subject to the terms hereof;

     TO HAVE AND TO HOLD all said property, rights and privileges of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (said property, rights and privileges being herein called the "Trust Estate") unto the Trustee and its
                                    ------------
successors and assigns forever;

     BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of the Notes without any priority of any such Note over any other such Note;

     PROVIDED, HOWEVER, that money collected by the Trustee pursuant to the Letter of Credit shall be used solely for the purpose of paying Debt Service on the Notes or the purchase price of Notes tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof.


                                  ARTICLE III

                                   The Notes
                                   ---------

     SECTION 3.01  General Terms
                   -------------

     (a) There is hereby authorized to be issued under and secured by this Indenture a series of Notes in aggregate principal amount of $2,500,000 and designated as provided in the form thereof set forth on Exhibit A hereto.

     (b)  No additional notes may be issued hereunder.

     (c) The Notes shall be issued as registered notes, without coupons, in Authorized Denominations, in substantially the form of Exhibit A to this Indenture, with appropriate variations, omissions, insertions, notations, legends or endorsements required by law or usage or permitted or required by this Indenture. The Notes shall be numbered separately from 1 upward.

     (d)  The Notes shall mature on June 1, 2014 subject to the provisions of
Section 5.01(b).

     (e) The Notes shall be dated as of the date of initial delivery thereof and shall bear interest from such date, or the most recent date to which interest has been paid or duly provided for, at the applicable rate per annum set forth in this Article.

     (f) The Notes shall bear interest at the Variable Rate or at the Fixed Rate, as provided in Sections 3.02 and 3.03.

     (g) Interest at the Variable Rate and interest at a Fixed Rate for each Fixed Rate Period of less than 6 months shall be computed on the basis of a 365 day year for the actual number of days elapsed. Interest at the Fixed Rate for each Fixed Rate Period of 6 months or more shall be computed on the basis of a 360-day year with 12 months of 30 days each.

     (h) Interest shall be payable on overdue principal on the Notes and (to the extent legally enforceable) on any overdue installment of interest on the Notes at the Post-Default Rate.

     (i)  Interest shall be payable in arrears on the following dates:

          (1) with respect to interest payable at the Variable Rate, on (i) the first day of each month (first interest payable July 1, 1999) of each year during the Variable Rate Period and (ii) the day immediately following any Variable Rate Period;

          (2) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of less than 6 months, on the day immediately following such Fixed Rate Period; and

          (3) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of 6 months or more, (i) on the first day of the calendar month that is 6 months after the first day of the calendar month in which such Fixed Rate Period began, (ii) semiannually thereafter, and (iii) on the day immediately following such Fixed Rate Period.

     (j) Payment of interest on the Notes due on any Interest Payment Date shall be made by check or draft mailed by the Trustee to the Noteholder or Noteholders at the address thereof appearing in the Note Register. Such payments of interest shall be deemed timely made if so mailed on the Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date). Payment of principal of (and premium, if any, on) the Notes and payment of accrued interest on the Notes due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender thereof at the Principal Office of the Trustee or at the office of any other Paying Agent therefor.

     (k) Subsection (j) of this Section to the contrary notwithstanding, upon the written request of the Holder of any Note in a principal amount of not less than $100,000, the Trustee will make payment of the Debt Service due on such Note by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee, provided that:

          (1) such written request contains adequate instructions for the method of payment, and

          (2) payment of the principal of (and redemption premium, if any, on) such Note and payment of the accrued interest on such Note due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender of such Note to the Trustee.

     SECTION 3.02  Variable Rate
                   -------------

     (a) The Notes shall initially bear interest at a Variable Rate. Upon the expiration of any Fixed Rate Period for the Notes, such Notes shall bear interest at the Variable Rate (unless the day immediately following such Fixed Rate Period is a Conversion Date), and once the Variable Rate becomes effective, it shall remain in effect until and including the day immediately prior to the earlier of (i) a Conversion Date or (ii) the final maturity of the Notes.

     (b) The Variable Rate shall be a fluctuating rate per annum determined by the Remarketing Agent on the first day of each Variable Rate Period (beginning upon initial issuance of the Notes and following a Fixed Rate Period) and on each Thursday during a Variable Rate Period (or, if such Thursday is not a Business Day, on the immediately preceding Business Day). The Variable Rate so determined shall become effective (i) on the date of determination, if such date is the first day of the Variable Rate Period, or (ii) if such date is not the first day of a Variable Rate Period, on the day immediately following the date of determination, and once effective shall remain in effect until and including the next determination date or, if sooner, the end of such Variable Rate Period; provided, however, that if the Remarketing Agent fails to determine the Variable Rate on any such determination date, the last Variable Rate in effect shall remain in effect until and including the next determination date, and provided further, if the Remarketing Agent fails to determine the Variable Rate on two consecutive determination dates therefor, the Variable Rate shall be equal to the Maximum Rate until such determination date as the Remarketing Agent shall determine the Variable Rate in accordance with the terms hereof.

     (c) The Variable Rate shall be determined by the Remarketing Agent and shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Notes being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date; provided, however, that the Variable Rate may never exceed the Maximum Rate. On each Variable Rate determination date the Remarketing Agent shall deliver written notice of the Variable Rate so determined to the Trustee, the Issuer. Upon the request of any Noteholder, the Trustee shall confirm (by telephone and in writing, if so requested) the Variable Rate then in effect.

     (d) The Variable Rate determined from time to time by the Remarketing Agent shall be conclusive and binding on the Issuer, the Trustee and the Noteholders.

          SECTION 3.03  Fixed Rate
                        ----------

     (a) The Notes shall bear interest at a Fixed Rate during each period of time specified by the Issuer as provided below in this Section. Upon the expiration of a Fixed Rate Period, interest on the Notes will automatically convert to a Variable Rate unless and until the Issuer elects to have the interest rate converted to another Fixed Rate for a Fixed Rate Period designated by the Issuer.

     (b) The Fixed Rate shall be a fixed rate per annum which shall be applicable during the entire Fixed Rate Period and for each Fixed Rate Period shall be determined by the Remarketing Agent as provided below in this Section.

     (c) The Issuer may elect that the Notes bear interest at a Fixed Rate for any period after the initial Variable Rate Period by delivery of written notice of such election to the Trustee not less than 45 days prior to the proposed Conversion Date. Such notice shall specify the first day and the last day of the Fixed Rate Period elected; provided, however, that (i) if such election is made during a Fixed Rate Period, the specified Conversion Date may not be sooner than the first day immediately following the Fixed Rate Period then in effect,
(ii) the Conversion Date may not be less than 45 days prior to the Stated Expiration Date of the Letter of Credit (if any) then in effect, (iii) the designated Fixed Rate Period may not be less than 15 days, and (iv) the Fixed Rate Period may not extend beyond the day immediately prior to the final maturity of the Notes. The Trustee shall deliver a copy of such notice to the Remarketing Agent, the Tender Agent and the Credit Obligor on or before the third following Business Day. Any such election by the Issuer shall be irrevocable after 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date.

     (d) Not less than 1 nor more than 10 days prior to the proposed Conversion Date the Remarketing Agent shall determine the interest rate for such Fixed Rate Period, which shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Notes being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date, and assuming that the Fixed Rate Period begins on such date; provided, however, that the Fixed Rate may not exceed the Maximum Rate. The Remarketing Agent shall deliver written notice of the Fixed Rate or Rates to the Trustee and the Issuer on the date the same are determined.

     (e) Notwithstanding the foregoing, a Fixed Rate or Fixed Rates shall not be established if (i) the Issuer delivers to the Trustee written notice of revocation of its election to establish the Fixed Rate before 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date or (ii) prior to 10:00 a.m. (Birmingham, Alabama time) on the Conversion Date the Trustee does not receive the Substitute Letter of Credit (if any) that is to be effective on such Conversion Date.

     (f) If all conditions to the establishment of a Fixed Rate or Fixed Rates are not satisfied, the Notes shall continue (or, if a Fixed Rate Period ended on the preceding day, shall begin) to bear interest at the Variable Rate from the proposed Conversion Date.

     (g) The Fixed Rate or Rates determined by the Remarketing Agent shall be conclusive and binding on the Issuer, the Trustee and the Noteholders.

     SECTION 3.04  Optional Tender
                   ---------------

     (a) The Holder of any Note shall have the right to tender such Note to the Trustee or Tender Agent for purchase in whole or in part (if in part, only in an Authorized Denomination) on any Business Day during any Variable Rate Period, but not during any Fixed Rate Period, at a purchase price equal to 100% of the principal amount of Notes (or portions thereof) tendered plus accrued interest to the specified purchase date. In order to exercise such option with respect to any Note, the Holder thereof must deliver notice thereof to the Trustee, as provided below in this Section, at its Principal Office at least 7 days prior to the proposed Optional Tender Date.

     (b) The written notice of Optional Tender must be substantially in the form set forth on Exhibit C attached hereto, or in such other form as shall be acceptable to the Trustee, and must be duly executed by the Noteholder and must specify (i) the name of the registered Holder of the Note to be tendered for purchase, (ii) the Optional Tender Date, (iii) the certificate number (if applicable) and principal amount of such Note, and (iv) the principal amount of such Note to be purchased (if such amount is less than the entire principal amount, the amount to be purchased must be in an Authorized Denomination). Such notice shall be given to the Trustee in writing or by telephone, but no such telephonic notice shall be effective unless confirmed in writing delivered to the Trustee not more than 2 Business Days after such telephonic notice.

     (c) If any notice of Optional Tender specifies an Optional Tender Date that is not a Business Day, then such notice shall be deemed to specify the next following Business Day as the Optional Tender Date. Unless a notice of Optional Tender indicates that less than the entire principal amount of the Note is being tendered for purchase, the Holder will be deemed to have tendered the Note in its entire principal amount for purchase.

     (d) Not later than 3:00 p.m. (Birmingham, Alabama time) on the Business Day after receipt of any such telephonic or written notice of Optional Tender the Trustee shall deliver written notice to the Tender Agent, the Remarketing Agent, the Issuer and the Credit Obligor specifying (i) the principal amount of Notes for which a notice of Optional Tender has been given and (ii) the proposed Optional Tender Date therefor.

     (e) Upon delivery of a written notice of Optional Tender, the election to tender shall be irrevocable and binding upon such Holder and may not be withdrawn. The Trustee shall, in its sole discretion, determine whether, with respect to any Note, the Holder thereof shall have properly exercised the option to have his Note or any authorized part thereof purchased pursuant to this Section.

     (f) If a written notice of tender shall have been duly given with respect to any Note or any authorized part thereof, the Holder of such Note shall deliver such Note to the Trustee at its Principal Office or to the Tender Agent at its Principal Office at or before 10:00 a.m. (Birmingham, Alabama time) on the Optional Tender Date, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on such Note or in such other form as shall be acceptable to the Trustee or the Tender Agent). During a period in which the Book-Entry System is in effect for the Notes, transfers of the beneficial ownership interests in the Notes on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Notes on an Optional Tender Date shall be deemed satisfied thereby. Any Note or any authorized part thereof for which a notice of Optional Tender has been given but which is not so delivered to the Trustee or Tender Agent or transferred on the records of the Securities Depository shall nevertheless be deemed to have been tendered by the Holder thereof on the Optional Tender Date.

     (g) On each Optional Tender Date the Trustee shall purchase, or cause to be purchased, all Notes or any authorized part thereof as to which written notices of Optional Tender for purchase have been received at a purchase price equal to 100% of the principal amount thereof plus accrued interest to the Optional Tender Date. Funds for payment of the purchase price of such Notes or such parts shall be drawn by the Trustee from the Note Purchase Fund as provided in Section 7.02.

     (h) If there has been irrevocably deposited in the Note Purchase Fund an amount sufficient to pay the purchase price of all Notes or authorized parts thereof tendered or deemed to be tendered for purchase on an Optional Tender Date, any Unsurrendered Notes shall be deemed to have been tendered for purchase and purchased from the Holder thereof on such Optional Tender Date and the Holder of any Unsurrendered Note shall not be entitled to receive interest on such Unsurrendered Note for any period on and after the Optional Tender Date. The Trustee shall issue a new Note or Notes in the same aggregate principal amount for any Unsurrendered Notes which are not tendered for purchase on any Optional Tender Date and, upon receipt by the Trustee or Tender Agent of any such Unsurrendered Notes from the Holders thereof, shall pay, or cause to be paid, the purchase price of such Unsurrendered Notes to the Holders thereof and cancel such Unsurrendered Notes.

     (i) Anything in this Indenture to the contrary notwithstanding, no Optional Tender of Notes shall be permitted for Pledged Notes or for any Note which is deemed Fully Paid.

     SECTION 3.05  Mandatory Tender
                   ----------------

     (a) The Holder of each Note other than a Pledged Note or a Note that has been deemed Fully Paid shall be required to tender such Note to the Trustee or Tender Agent for purchase on the following dates; provided, however, if any of such dates is not a Business Day, the Mandatory Tender Date shall be deemed to be the next succeeding Business Day; provided further, however, each such Holder may elect to retain the Note or Notes thereof by written notice meeting the requirements of subsection 3.05(c) delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date:

          (1)  each proposed Conversion Date,

          (2) the date immediately following the expiration of a Fixed Rate Period,

          (3) the first day of the calendar month in which the Stated Expiration Date of the Letter of Credit occurs, unless a Substitute Letter of Credit and Related Documentation all meeting the requirements of this Indenture therefor is delivered to the Trustee in accordance with the terms of Section 3.10 of this Indenture,

          (4)  a Credit Obligor Insolvency Date,

          (5) that date which is 15 days prior to the effective date of any change in the frequency with which or the formula by which the interest rate on the Notes is established during a Variable Rate Period,

          (6) that date which is 15 days prior to the effective date of any change in the optional tender terms of the Notes during a Variable Rate Period, and

          (7) that date which is 10 days after the Trustee receives a notice in writing from the Credit Obligor, which notice (i) is delivered not later than the close of business on the tenth day (if such tenth day is not a Business Day, on the then next succeeding Business Day) after the date on which the Credit Obligor has honored a B Drawing under the Letter of Credit and (ii) states that the Interest Portion (as defined in the Letter of Credit) will not be reinstated or that an Event of Default has occurred and is continuing under the Credit Documents and (iii) directs the Trustee to effect Mandatory Tender of the Notes on such date; provided, however, the
                                                        -----------------
     Trustee shall not effect a Mandatory Tender of any Bond under this Section 4.05(a)(7) unless the Trustee verifies, prior to delivery of notice pursuant to Section 4.05(b)(1)(ii), that the amount of the Interest Portion (as defined in the Letter of Credit) under the Letter of Credit shall then equal or exceed the amount necessary to pay interest accrued on such Bond until and including the proposed Mandatory Tender Date, and if the amount of said Interest Portion is then insufficient for such purpose, the Trustee shall immediately notify the Credit Obligor thereof in writing, and shall declare an Event of Default under Section 9.01(5) or Section 9.01(6) hereof effective as of the date of receipt of the notice from the Credit Obligor pursuant to this Section 4.05(a)(7).

     (b) (1) Notice of a Mandatory Tender shall be given by the Trustee in writing to the Tender Agent, the Remarketing Agent, the Issuer, and the Credit Obligor and in writing by registered or certified mail to the Noteholder or Noteholders at the address thereof appearing on the Note Register

               (i) not less than 30 days prior to the Mandatory Tender Date with respect to a Mandatory Tender pursuant to any of Section 3.05(a)(1) through Section 3.05(a)(6), inclusive, and

               (ii) not less than 7 days prior to the Mandatory Tender Date with respect to a Mandatory Tender pursuant to Section 3.05(a)(7).

          (2)  Such notice of Mandatory Tender shall

          (i)   specify the Mandatory Tender Date,

          (ii) state the reason for the Mandatory Tender (being the applicable event listed in subsection (a) of this Section), and whether the then Existing Letter of Credit or a Substitute Letter of Credit will be in effect following the Mandatory Tender Date,

          (iii) state that all Notes shall be tendered by the Holders thereof on such Mandatory Tender Date by appropriate transfer on the records of the Securities Depository or by delivery to the Trustee at its Principal Office or to the Tender Agent at its Principal Office at or before 10:00 a.m. (Birmingham, Alabama time) together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided in the Notes or such other form as shall be acceptable to the Trustee or Tender Agent),

          (iv) state that all Notes shall be purchased on the Mandatory Tender Date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Mandatory Tender Date, and any Note that is not so transferred on the records of the Securities Depository or so delivered to the Trustee or Tender Agent shall be deemed to have been tendered for purchase by the Holder thereof on the Mandatory Tender Date,

          (v) state that any Holder may elect to retain the Note or Notes thereof by written notice meeting the requirements of subsection 3.05(c) (a description of which requirements shall be included in such notice) delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date.

  (c)(1)  The Holder of any Note subject to a Mandatory Tender pursuant to
Section 3.05(a)(1) through 3.05(a)(6), inclusive, may elect to retain the Note or Notes thereof by written notice delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date, which notice shall be effective upon receipt and shall:

          (i) state that the person delivering the same is a Holder and the principal amount of the Notes such Holder is electing to retain,

          (ii) state that the Holder has received notice of the Mandatory Tender and the reason therefor,

          (iii) direct the Trustee not to purchase the specified principal amount of the Notes of the Holder.

     (2) Any notice delivered to the Trustee by any Holder pursuant to this subsection 3.05(c) shall be irrevocable and binding upon the Holder delivering the same and upon all subsequent Holders of the Notes so retained (including any Notes issued in exchange therefor or upon transfer thereof).

          (3) Any Note which the Holder thereof elects to retain under this subsection 3.05(c) shall not be an "Unsurrendered Note" for purposes of this Indenture.

     (d) All Notes to be tendered by the Holders thereof for purchase shall be delivered at or before 10:00 a.m. (Birmingham, Alabama time) on the Mandatory Tender Date, to the Trustee at its Principal Office or to the Tender Agent at its Principal Office, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided in the Notes or such other form as shall be acceptable to the Trustee or Tender Agent). During a period in which the Book-Entry System is in effect for the Notes, transfers of the beneficial ownership interests in the Notes on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Notes on a Mandatory Tender Date shall be deemed satisfied thereby. All Unsurrendered Notes shall nevertheless be deemed to have been tendered for purchase by the Holders thereof on the Mandatory Tender Date.

     (e) On the Mandatory Tender Date, the Trustee shall purchase, or cause to be purchased, all Notes tendered or deemed tendered for purchase on such date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Mandatory Tender Date. Funds for payment of the purchase price of such Notes shall be drawn by the Trustee from the Note Purchase Fund as provided in Section 7.02.

     (f) If there has been irrevocably deposited in the Note Purchase Fund an amount sufficient to pay the purchase price of all Notes tendered or deemed tendered for purchase on the Mandatory Tender Date, any Unsurrendered Notes shall be deemed to be tendered for purchase and purchased from the Holder thereof on such Mandatory Tender Date and the Holder of any Unsurrendered Note shall not be entitled to receive interest on such Unsurrendered Note for any period on and after the relevant Mandatory Tender Date. The Trustee shall issue a new Note or Notes in the same aggregate principal amount for any Unsurrendered Notes which are not tendered for purchase on any Mandatory Tender Date and, upon receipt by the Trustee or Tender Agent of any such Unsurrendered Notes from the Holders thereof, shall pay, or cause to be paid, the purchase price of such Unsurrendered Notes to the Holders thereof and cancel such Unsurrendered Notes.

     (g) After notice of a Mandatory Tender has been given by the Trustee, the Notes shall be subject to Mandatory Tender (except with respect to Notes which the Holders thereof have elected to retain as provided in subsection 3.05(c)) notwithstanding the fact that the reasons for giving such notice cease to exist or are no longer applicable.

     SECTION 3.06  Procedures for Purchase and Remarketing of Notes; Delivery
                   ----------------------------------------------------------
of Purchased and Remarketed Notes
---------------------------------

     (a) Anything in this Indenture to the contrary notwithstanding, for purposes of this Section 3.06 during a period in which the Book-Entry System is in effect for the Notes:

          (1) the term "Note" and "Notes" when used in this Section 3.06 shall mean and include the interests of the Beneficial Owners therein all or a portion of which are tendered or deemed tendered for purchase pursuant to this Indenture, and

          (2) the term "Holder" and "Holders" when used in this Section 3.06 shall mean and include any Beneficial Owner or Beneficial Owners who shall have tendered the interests (or a portion) thereof in the Notes for purchase pursuant to this Indenture, and

          (3) delivery, transfer, and registration of ownership and pledge of the beneficial ownership interests in the Notes shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Notes in connection with such tender shall be deemed satisfied thereby.

     (b) The Remarketing Agent will use its best efforts to remarket all Notes tendered or deemed to be tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof, subject to the provisions of subsection
(h) of this Section. The Issuer may at any time, upon written direction to the Remarketing Agent, direct the Remarketing Agent to cease or resume the remarketing of some or all of the Notes.

     (c) At or prior to 10:00 a.m. (Birmingham, Alabama time) on any Tender Date (or at such other time to which the Trustee shall agree), the Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed in writing, to the Trustee specifying or confirming the names, addresses, and taxpayer identification numbers of the purchasers of, and the principal amount and denominations of, such Notes, if any, remarketed by it pursuant to this Section. The Remarketing Agent shall make appropriate settlement arrangements between the purchasers of such remarketed Notes and the Trustee, and shall direct such purchasers by appropriate instructions to pay the purchase price of such Notes to the Trustee at or before 12:00 noon (Birmingham, Alabama time) on the Tender Date. The Trustee shall deposit the proceeds of any such remarketing in the Note Purchase Fund.

     (d) At or before 1:00 p.m. (Birmingham, Alabama time) on each Tender Date the Trustee shall pay the purchase price to each Holder of a Note (or portion thereof) tendered for purchase. The Trustee shall pay the purchase price of each Note tendered by check or draft mailed by the Trustee to the Holder of such Note at his address appearing in the Note Register or, upon the written request of such Holder accompanied by adequate instructions, as provided in Section 3.01(k), by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee. The Trustee shall pay such purchase price from money on deposit in the Note Purchase Fund in strict compliance with the provisions thereof; provided, that the Trustee shall not pay the purchase price of any Unsurrendered Note, unless and until the Holder of such Unsurrendered Note presents such Unsurrendered Note to the Trustee or Tender Agent. All Notes so purchased by the Trustee shall be delivered by the Trustee or Tender Agent in accordance with this Section.

     (e) The Trustee and the Tender Agent shall hold all Notes delivered to them pursuant to the Optional Tender or Mandatory Tender provisions hereof in trust solely for the benefit of the respective Holders who shall have so delivered such Notes until money representing the purchase price of such Notes shall have been delivered to or for the account of such Holder.

     (f) Pledged Notes shall be held subject to the following terms and conditions:

          (1) If, on the Tender Date, the Trustee receives written notice (a "Reimbursement Notice") from the Credit Obligor stating that it has been
     ---------------------
     reimbursed for the drawing made under the Letter of Credit to pay the purchase price of such Pledged Notes and that the Letter of Credit has been reinstated to the extent of the amount so drawn to pay the purchase price of such Pledged Notes (except as limited by the provisions of the Letter of Credit relating to the "Maximum Interest Coverage", as defined therein), then such Notes shall no longer be considered "Pledged Notes" and the Trustee shall register such Notes as follows: (i) if such Notes have been remarketed by the Remarketing Agent, as directed by the Remarketing Agent, or (ii) if such Notes have not been remarketed, in the name of the Issuer. Notes registered as directed by the Remarketing Agent shall be delivered by the Trustee or Tender Agent to, or upon the direction of, the Remarketing Agent. Notes registered in the name of the Issuer shall be held by the Trustee or Tender Agent for the account of the Issuer or, upon written request of the Issuer, shall be delivered to the Issuer.

          (2) If the Trustee does not receive a Reimbursement Notice by the close of business on the Tender Date, then the Trustee shall register such Pledged Notes in the name of the Credit Obligor, as pledgee. Any Pledged Notes held by the Tender Agent shall be transmitted to the Trustee. Such Pledged Notes shall be held by the Trustee on behalf of the Credit Obligor, as pledgee, until the Trustee receives a Reimbursement Notice with respect to such Notes or, upon written request of the Credit Obligor, shall be delivered to the Credit Obligor. Upon receipt by the Trustee of a Reimbursement Notice with respect to any Pledged Notes, such Notes shall no longer be considered "Pledged Notes" and shall, subject to the provisions of subsection (h) of this Section, be disposed of as provided in paragraph
     (1) of this subsection (f). The Trustee shall give prompt notice to the Tender Agent of the receipt of any Reimbursement Notice.

     (g) Notes purchased by the Trustee with money from any source other than money drawn under the Letter of Credit shall be registered as follows: (i) if such Notes have been remarketed by the Remarketing Agent, as directed by the Remarketing Agent, or (ii) if such Notes have not been remarketed, in the name of the Issuer. Notes registered as directed by the Remarketing Agent shall be delivered by the Trustee or Tender Agent to, or upon the direction of, the Remarketing Agent. Notes registered in the name of the Issuer shall be held by the Trustee or Tender Agent for the account of the Issuer or, upon written request of the Issuer, shall be delivered to the Issuer.

     (h) Any provision of this Indenture to the contrary notwithstanding, if the Notes are purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture and the Letter of Credit has expired or terminated (or will expire or terminate within 30 days), the Notes may not be sold or remarketed unless (i) the Issuer provides disclosure materials to prospective

Noteholders that are adequate under securities laws and practices applicable to remarketing under similar circumstances and (ii) the Notes will continue to receive at least an "investment grade" rating by each Rating Agency then maintaining a rating on the Notes following the expiration or termination of the Letter of Credit, or the Issuer provides that the Notes will be remarketed only to one or more financial institutions capable of assessing the risks of ownership of the Notes, in which event any rating on the Notes may be reduced or withdrawn and (iii) the Trustee and Issuer shall have received an Opinion of Counsel stating in effect that the remarketing of the Notes under such circumstances will not be in violation of any federal or state laws regarding registration of, or other filing in connection with the issuance or sale of, securities.

     (i) Any Note remarketed by the Remarketing Agent that has been called for prior redemption shall be delivered with a copy of the redemption notice, and any Note as to which notice of Mandatory Tender has been given shall be delivered with a copy of the notice of Mandatory Tender and any Note remarketed by the Remarketing Agent that is subject to prepayment by acceleration under
Article IX hereof shall be delivered with a notice thereof, and in connection with each such delivery the Remarketing Agent shall obtain an acknowledgment in writing that each purchaser of such Notes understands the contents of such notice.

     (j) Any provision of this Indenture to the contrary notwithstanding, if the Notes are purchased pursuant to a Mandatory Tender under Section 3.05(a)(7) hereof, the Notes may not be remarketed unless the Trustee receives, on or before the proposed date of such remarketing the written consent of the Credit Obligor to such remarketing and reinstatement of the Existing Letter of Credit by the Credit Obligor in the amount drawn to pay the purchase price of the Notes, effective on the proposed date of such remarketing, or a Substitute Letter of Credit effective on the proposed date of such remarketing.

     (k) Notes purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture shall not, by virtue of such purchase, be deemed paid or canceled, but shall remain Outstanding until Fully Paid.

     SECTION 3.07  Execution, Authentication, Delivery and Dating
                   ----------------------------------------------

     (a) The Notes shall be executed on behalf of the Issuer by its President or Vice-President under its corporate seal affixed or reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any or all of these officers on the Notes may be manual or, to the extent permitted by law, by facsimile. In case any officer whose signature or a facsimile of whose signature shall appear on the Notes shall cease to be such officer before the authentication and delivery of such Notes, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in office until authentication and delivery.

     (b) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication and registration and the Trustee or the Tender Agent shall authenticate and register and deliver such Notes as in this Indenture provided and not otherwise.

     (c) No Note shall be secured by, or be entitled to any lien, right or benefit under, this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee or Tender Agent by the manual signature of a duly authorized officer thereof, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 3.08  Temporary Notes
                   ---------------

     (a) Pending the preparation of definitive Notes, the Issuer may execute, and upon request of the Issuer the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     (b) If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the Principal Office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Issuer shall execute and the Trustee shall authenticate, register and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, temporary Notes shall in all respects be entitled to the security and benefits of this Indenture.

     SECTION 3.09  Authentication and Delivery of Notes to Original Purchasers
                   -----------------------------------------------------------

     Upon the execution and delivery of this Indenture, Notes in the aggregate principal amount authorized in this Article may be executed by the Issuer and delivered to the Trustee for authentication and registration, and such Notes shall thereupon be authenticated, registered and delivered by the Trustee to the original purchaser or purchasers thereof.

     SECTION 3.10  Letter of Credit
                   ----------------

     (a) Simultaneously with the delivery of the Notes to the original purchasers thereof, the Issuer has caused the Credit Obligor to deliver to the Trustee the Letter of Credit. The Letter of Credit will terminate on the Stated Expiration Date, subject to extension (if applicable) by the Credit Obligor.

     (b) The Issuer may at any time and from time to time deliver a Substitute Letter of Credit to the Trustee in substitution for the Existing Letter of Credit, provided that

          (1) Notice of any intended delivery of a Substitute Letter of Credit and the proposed issuer and effective date thereof is given (i) by the Issuer to the Trustee not less than 45 days prior to the proposed effective date of such Substitute Letter of Credit (unless a shorter period shall be satisfactory to the Trustee and enable the Trustee to comply with this Section), and (ii) by the Trustee to the Holders, or, if the Securities Depository or Securities Depository Nominee is the Holder, as provided in the Letter of Representation, not less than 30 days prior to the proposed effective date of such Substitute Letter of Credit; and

          (2) such Substitute Letter of Credit complies with the applicable conditions set forth in subsection (d) of this Section and

          (3) simultaneously with the delivery of such Substitute Letter of Credit the Issuer delivers to the Trustee any related documentation required by subsection (e) of this Section (the "Related Documentation").

     (c) The Issuer may, but shall not be required to, deliver a Substitute Letter of Credit to the Trustee prior to the expiration of the then Existing Letter of Credit; provided, however, that if a Substitute Letter of Credit and the Related Documentation are not delivered to the Trustee not less than 30 days prior to the Stated Expiration Date of the then Existing Letter of Credit, the Notes shall be subject to a Mandatory Tender.

     (d) Each Substitute Letter of Credit delivered to the Trustee pursuant to this Section must meet the following criteria:

          (1) such Substitute Letter of Credit must have an effective date not less than 30 days prior to the stated Expiration Date of the then Existing Letter of Credit,

          (2) such Substitute Letter of Credit must be substantially in the same form and of the same tenor as the Letter of Credit, except that such Substitute Letter of Credit must provide for the payment of interest on the Notes (or the interest portion of the purchase price of Notes tendered, or deemed tendered, for purchase) at the Maximum Rate computed on the interest rate basis then applicable as provided in Section 3.01(g), for not less than 56 days,

          (3) if such Substitute Letter of Credit is being delivered in connection with a conversion of the interest rate on the Notes to a Fixed Rate, the effective date shall be not later than the Conversion Date,

          (4) if such Substitute Letter of Credit will be effective during a Fixed Rate Period when the Notes are subject to optional redemption, such Substitute Letter of Credit must provide for payment of the maximum redemption premium payable with respect to the Notes, and

          (5) such Substitute Letter of Credit must have a Stated Expiration Date that is (i) the same calendar day in the same calendar month as the expiration date of the then existing Letter of Credit being replaced and
     (ii) not sooner than one year after its effective date; provided, however, that any Substitute Letter of Credit that is to be substituted for an

     Existing Letter of Credit that is effective during a Fixed Rate Period must have a Stated Expiration Date not sooner than the Stated Expiration Date of such Existing Letter of Credit.

     (e) Each Substitute Letter of Credit delivered to the Trustee must be accompanied by the following, to the extent applicable:

          (1) if any Rating Agency maintains a rating with respect to the Notes at the time of delivery of such Substitute Letter of Credit to the Trustee, written evidence from each such Rating Agency to the effect that the substitution of the proposed Substitute Letter of Credit will not, by itself, result in a reduction or withdrawal of its rating then assigned to the Notes,

          (2) an Opinion of Counsel for the issuer of such Substitute Letter of Credit stating in effect that such Substitute Letter of Credit (1) is a valid and binding obligation of the issuer thereof and (2) is exempt from registration under the Securities Act of 1933, as amended.

     (f) At the close of business on the effective date of any Substitute Letter of Credit, the Trustee shall return the Existing Letter of Credit to the issuer thereof, provided that any draws on such Existing Letter of Credit made on or prior to such date have been honored. Any draws that, under the terms of the Indenture, are to be made on the Letter of Credit on or prior to the effective date of a Substitute Letter of Credit shall be made under the Existing Letter of Credit. Not later than the close of business on the effective date of a Substitute Letter of Credit, the Issuer shall certify in writing to the Trustee that all obligations of the Issuer to the issuer of the Existing Letter of Credit for reimbursement of amounts drawn thereunder have been satisfied, and upon receipt of such evidence any Pledged Notes held by the Trustee or the Tender Agent for the benefit of the issuer of the Existing Letter of Credit shall be delivered to, or upon the order of, the Issuer.

     (g) If the Trustee accepts a Substitute Letter of Credit as herein provided, then, unless such Substitute Letter of Credit was described in a notice of Mandatory Tender, the Trustee shall send written notice of such substitution to the Noteholders.

     (h) If Notes are redeemed prior to maturity, the Trustee shall take any action necessary to reduce the interest portion of the Letter of Credit to the Maximum Interest Coverage, as therein defined.

     SECTION 3.11  Additional Credit Enhancement
                   -----------------------------

     At the cost and expense of the Issuer, the Issuer may deliver to the Trustee, and the Trustee shall accept, security for the payment of the Notes in addition to the Letter of Credit then in effect, in the form of a confirmation of such Letter of Credit, an additional standby letter of credit, insurance, surety bonds, or otherwise.

                                  ARTICLE IV

                     Registration, Book-Entry System, and
                    General Provisions Regarding the Notes
                    --------------------------------------

     SECTION 4.01  Registration of Notes
                   ---------------------

     (a) The Issuer shall cause to be kept at the Principal Office of the Trustee a register (the "Note Register") in which, subject to such reasonable
                         -------------
regulations as it may prescribe, the Issuer shall provide for the registration of Notes and registration of transfers of Notes entitled to be registered or transferred as herein provided. The Trustee is hereby appointed "Note
                                                                  ----
Registrar" for the purpose of registering Notes and transfers of Notes as herein
---------
provided.

     (b) Each of the Notes shall be registered in the name of the owner thereof in the Note Register.

     (c) The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of Debt Service on such Note and for all other purposes whatsoever whether or not such Note is overdue, and, to the extent permitted by law, neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     SECTION 4.02  Registration, Transfer, and Exchange of Notes; Replacement
                   ----------------------------------------------------------
of Mutilated, Lost, Destroyed or Stolen Notes
---------------------------------------------

     (1) A Note shall be transferred by the Holders in person or by authorized attorney only on the Note Register upon surrender of the Notes for transfer to the Trustee or the Tender Agent. Upon surrender for transfer of any Note at the Principal Office of the Trustee or the Principal Office of the Tender Agent, the Issuer shall execute, and the Trustee or Tender Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same maturity, of any Authorized Denominations and of a like aggregate principal amount.

     (2) At the option of the Holder, Notes may be exchanged for other Notes of the same maturity, of any Authorized Denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Principal Office of the Trustee or at the Principal Office of the Tender Agent. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Tender Agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

     (3) All Notes surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled by the Trustee or the Tender Agent.

     (4) All Notes issued upon any transfer or exchange of Notes shall be the valid obligations of the Issuer and entitled to the same security and benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

     (5) Every Note presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Tender Agent) be duly endorsed, or be accompanied by a written instrument of assignment or transfer in form satisfactory to the Trustee or the Tender Agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

     (6) The Issuer and the Trustee shall not be required (i) to transfer or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes and ending at the close of business on the day of such mailing, or (ii) to transfer or exchange any Note so selected for redemption in whole or in part, or (iii) to exchange any Note during a period beginning at the opening of business on any Regular Record Date for such Note and ending at the close of business on the relevant Interest Payment Date therefor.

     (7) If (i) any mutilated Note is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, principal amount, maturity, and bearing a number not contemporaneously outstanding.

     (8) Upon the transfer or exchange of any Note, or the issuance of any new Note under this Section, the Holder shall pay a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

     (9) Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and ratably with all other Outstanding Notes.

     (10) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 4.03  Book-Entry System.
                   -----------------

     (a) The Notes shall be initially issued pursuant to a Book-Entry System administered by the Securities Depository with no physical distribution of any Note to any person. One Note for each maturity will be issued, registered in the name of the Securities Depository Nominee, and immobilized in the custody of the Securities Depository. Beneficial ownership interests in the Notes may be purchased by or through Direct Participants. The holders of these beneficial ownership interests in the Notes are referred to as the "Beneficial Owners". The
                                                         -----------------
Beneficial Owners will not receive certificated notes representing their beneficial ownership interests. Ownership of the interests in Notes in Authorized Denominations will be evidenced, and transfers of interests in the

Notes will be effected, on the records of the Securities Depository and the Direct Participants and Indirect Participants pursuant to rules and procedures established by the Securities Depository. During a period in which the Book-Entry System is in effect for the Notes the Issuer, the Trustee, and the Remarketing Agent shall treat the Securities Depository or the Securities Depository Nominee as the only registered owner of the Notes for all purposes under this Indenture including receipt of all principal of, purchase price of, premium (if any) and interest on the Notes, receipt of notices, voting, and requesting or directing the Trustee or Issuer to take or not to take, or consenting to, certain actions under this Indenture. In the event the Securities Depository or the Securities Depository Nominee assigns its rights to consent or vote under this Indenture to any Direct Participant or Indirect Participant, the Issuer, the Trustee, and the Remarketing Agent shall treat such assignee or assignees as the only registered owner or owners of the Notes for the purpose of exercising such rights so assigned.

     (b) During a period in which the Book-Entry System is in effect for the Notes, payments of principal, purchase price, interest, and redemption premium, if any, with respect to the Notes will be paid by the Trustee directly to the Securities Depository, or the Securities Depository Nominee, as provided in the Letter of Representation; provided, that payment of the principal of (premium, if any) and interest on such Notes due at final maturity or upon redemption in whole of any of such Notes shall be made only upon surrender thereof at the principal office of the Trustee. The Securities Depository and the Direct Participants and the Indirect Participants shall be responsible for the
disbursement of such payments to the Beneficial Owners.   The Securities
Depository will disburse such payments to Direct Participants and such payments will in turn be remitted by Direct Participants and, where appropriate, Indirect Participants, to the Beneficial Owners. All such payments to the Securities Depository or the Securities Depository Nominee of principal of, purchase price of, premium (if any) and interest on the Notes on behalf of the Issuer or the Trustee shall be valid and effectual to satisfy and discharge the liability of the Issuer and the Trustee to the extent of the amounts so paid, and the Issuer, the Remarketing Agent and the Trustee shall not be responsible or liable for payment to any Beneficial Owner by the Securities Depository or by any Direct Participant or by any Indirect Participant, or for sending transaction statements or for maintaining, supervising or reviewing records maintained by the Securities Depository or Direct Participants or Indirect Direct Participants.

     (c) Transfers of ownership interests in the Notes by the Beneficial Owners thereof, conveyance of notices and other communications by the Securities Depository to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners of the Notes, will be governed by arrangements among the Securities Depository, Direct Participants, Indirect Participants and the Beneficial Owners, subject to any statutory and regulatory requirements as may be in effect from time to time. For every transfer and exchange of beneficial ownership in the Notes, the Beneficial Owners may be charged a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto.

     (d) Redemption notices respecting the Notes held by the Securities Depository shall be sent to the Securities Depository Nominee by the Trustee and redemption of Notes shall be effected as provided in Article V.

     (e) A Beneficial Owner shall give notice of its election to have its interests in the Notes purchased through its Direct Participant or Indirect Participant to the Securities Depository Nominee and then to the Trustee as provided in this Indenture and shall effect delivery of such interest by causing said Direct Participant or Indirect Participant to transfer the interest of such Beneficial Owner in the Notes to the Trustee (or Tender Agent) on the records of the Securities Depository. The requirement for physical delivery of Notes in connection with an Optional Tender or a Mandatory Tender will be satisfied when the ownership rights in the Notes are transferred on the records of the Securities Depository.

     (f) In the event that (1) the Securities Depository ceases to act as the securities depository for the Notes or (2) the Issuer determines that the continuation of the Book-Entry System for the Notes would adversely affect the interests of the Beneficial Owners of the Notes, the Issuer shall discontinue the Book-Entry System. If the Issuer fails to appoint another qualified securities depository to replace the then acting Securities Depository, the Issuer will cause the Trustee to authenticate and deliver fully registered certificated Notes to each Beneficial Owner in evidence of the ownership interests thereof. If the Book-Entry System is discontinued, payments to and transfers by the Beneficial Owners shall be governed by the provisions set forth in this Indenture with respect thereto.

     (g) The Issuer and the Remarketing Agent may enter into a custody agreement with any bank or trust company serving as custodian (which may be the Trustee serving in the capacity of custodian) to provide for a Book-Entry System or similar method for the registration and transfer of the Notes.

     (h) During the period in which a Book-Entry System is in effect for the Notes in accordance herewith, the provisions of this Indenture and the Notes shall be construed in accordance with the Letter of Representation and to give full effect to such Book-Entry System.

     (i) The Beneficial Owners of all the Notes, by their acquisition of any beneficial interest in a Note or Notes, and the Securities Depository, the Securities Depository Nominee, and all Direct Participants and all Indirect Participants severally agree that the Issuer, the Issuer, the Remarketing Agent, and the Trustee shall not have any responsibility or obligation to any Direct Participant or any Indirect Participant or any Beneficial Owner with respect to
(1) the accuracy of any records maintained by the Securities Depository or any Direct Participant or any Indirect Participant; (2) the payment by the Securities Depository or any Direct Participant or any Indirect Participant of any amount due to any Beneficial Owner in respect of the principal of, purchase price of, premium (if any) and interest on the Notes; (3) the delivery or timeliness of delivery by the Securities Depository or any Direct Participant or any Indirect Participant of any notice due to any Beneficial Owner which is required or permitted under the terms of this Indenture to be given to Beneficial Owners; or (4) any consent given or other action taken by the Securities Depository, or the Securities Depository Nominee, as owner.

     (j) The Securities Depository may determine to discontinue the Book-Entry System with respect to the Notes at any time upon notice to the Issuer, the Remarketing Agent, and the Trustee and upon discharge of its responsibilities with respect thereto under applicable law. Upon such notice and compliance with law the Book-Entry System for the Notes will be discontinued unless a successor securities depository is appointed by the Issuer. In addition, the Issuer may discontinue the Book-Entry System for the Notes at any time by reasonable notice to the Securities Depository and to the Beneficial Owners. In the event the Book-Entry System for the Notes is discontinued, Notes in certificated form in Authorized Denominations will be physically distributed to the Beneficial Owners thereof and the Notes will be registered in the names of the owners thereof on the Note Register and the Trustee will make payments of principal of, purchase price of, premium (if any) and interest on the Notes to the registered owners thereof as provided in the Notes and this Indenture.

     SECTION 4.04  Payment of Interest on Notes; Interest Rights Preserved
                   -------------------------------------------------------

     (a) Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note is registered at the close of business on the Regular Record Date for such Interest Payment Date.

     (b) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date solely by virtue of such Holder having been such Holder; and such Defaulted Interest shall be paid by the Issuer to the persons in whose names such Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the provisions hereof), and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this subsection provided and not to be deemed part of the Trust Estate. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.
The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Noteholder or Noteholders at the address thereof appearing in the Note Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Notes are registered on such Special Record Date.

     (c) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note and each such Note shall bear interest from such date that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

     SECTION 4.05  Paying Agent
                   ------------

     The Debt Service on the Notes shall, except as otherwise provided herein, be payable at the Principal Office of the Trustee. The Trustee is hereby appointed as Paying Agent for the purpose of paying Debt Service on the Notes on behalf of the Issuer.

     SECTION 4.06  Payments Due on Non-Business Days
                   ---------------------------------

     If any payment on the Notes is due on a day which is not a Business Day, such payment may be made on the first succeeding day which is a Business Day with the same effect as if made on the day such payment was due.

     SECTION 4.07  Cancellation
                   ------------

     All Notes surrendered for payment, redemption, transfer or exchange shall be promptly canceled or destroyed by the Trustee. No Note shall be authenticated in lieu of or in exchange for any Note canceled as provided in this Section, except as expressly provided by this Indenture.


                                   ARTICLE V

                              Redemption of Notes
                              -------------------

     SECTION 5.01  When Notes Are Subject to Redemption
                   ------------------------------------

     (a) The Notes shall be subject to extraordinary, optional and mandatory redemption as provided in the form thereof set forth on Exhibit A hereto.

     (b) Notes shall be redeemed in accordance with the mandatory redemption provisions of the Notes without any direction from or consent by the Issuer.

     SECTION 5.02  Election to Redeem; Notice to Trustee
                   -------------------------------------

     (a) In case of any redemption at the option of the Issuer of all of the principal amount of the Outstanding Notes, the Authorized Issuer Representative shall, not more than 60 and not less than 30 days prior to the proposed redemption date (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of the redemption date, which notice, if required by this Indenture, shall be accompanied by and the written consent of the Credit Obligor.

     (b) In case of any redemption at the option of the Issuer of less than all of the principal amount of the Outstanding Notes, the Authorized Issuer Representative shall, at least 60 days prior to the date fixed by the Issuer for redemption of Notes (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such redemption date and of the principal amount of Notes to be redeemed.

     SECTION 5.03  Selection of Notes to be Redeemed
                   ---------------------------------

     (a) If less than all of the Outstanding Notes are to be redeemed during a period in which the Book-Entry System is in effect for the Notes, the Securities Depository shall determine the amount of the interest of each Direct Participant in the Notes to be redeemed, on the basis of the smallest Authorized Denomination of the Notes, by lot or by such other method as the Securities Depository shall deem fair and appropriate. The Securities Depository shall so determine the amount of the interest of each Direct Participant in the Notes to be redeemed in such manner so as to assure that after such redemption no Beneficial Owner shall retain a beneficial ownership interest in the Notes in an aggregate amount less than an Authorized Denomination.

     (b) If less than all the Outstanding Notes are to be redeemed during a period in which the Book-Entry System is not in effect for the Notes, the Trustee shall select the particular Notes to be redeemed not less than 30 nor more than 60 days prior to the redemption date from the Outstanding Notes which have not previously been called for redemption, on the basis of the smallest Authorized Denomination of the Notes, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall so select Notes for redemption in such manner so as to assure that after such redemption no Noteholder shall retain Notes in an aggregate amount less than an Authorized Denomination.

     (c) The Trustee shall promptly notify the Issuer and the Issuer in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed.

     (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal of such Note which has been or is to be redeemed.

     SECTION 5.04  Notice of Redemption
                   --------------------

     (a) Notice of any intended redemption shall be given by the Trustee to the Holder of each Note, all or a portion of the principal of which is to be redeemed, not less than 30 days prior to the proposed redemption date by United States registered or certified mail or, if the Securities Depository or Securities Depository Nominee is the Holder, at the times and in the manner as provided in the Letter of Representation, at the address of such Holder appearing in the Note Register; provided, however, any Holder may waive the requirement of notice as to the redemption (in whole or in part) of the Note or Notes thereof. During a period in which the Book-Entry System is in effect for the Notes, notice of any intended redemption may be given to each Beneficial Owner, all or any portion of the interest of which in the Notes is to be redeemed, by the Direct Participants and, where appropriate, by the Indirect Participants, pursuant to arrangements among said parties, subject to statutory and regulatory requirements in effect from time to time; provided, however, any Beneficial Owner may waive the requirement of notice as to the redemption of the interest thereof in the Notes.

     (b)  All notices of redemption shall state:

          (1)  the redemption date,

          (2)  the redemption price,

          (3) the principal amount of Notes to be redeemed, and, if less than all Outstanding Notes are to be redeemed, the respective principal amounts of the Notes to be redeemed,

          (4) that on the redemption date the redemption price of each of the Notes to be redeemed will become due and payable and that the interest thereon shall cease to accrue from and after said date, and

          (5) the place or places where the Notes to be redeemed are to be surrendered for payment of the redemption price.

     (c) Notice of redemption of Notes to be redeemed shall be given by the Trustee in the name of the Issuer and at the expense of the Issuer.

     (d) The Issuer and the Trustee shall, to the extent practical under the circumstances, comply with the standards set forth in Securities and Exchange Commission's Exchange Act Release No. 23856 regarding redemption notices, provided that their failure to do so shall not in any manner defeat the effectiveness of a call for redemption if notice thereof is given as prescribed in this Section.

     SECTION 5.05  Deposit of Redemption Price
                   ---------------------------

     Prior to any redemption date, the Issuer shall deposit with the Trustee pursuant to Section 8.02 an amount of money sufficient to pay the redemption price of all the Notes which are to be redeemed on that date. Such money shall be held in trust for the benefit of the persons entitled to such redemption price and shall not be deemed to be part of the Trust Estate.

     SECTION 5.06  Notes Payable on Redemption Date
                   --------------------------------

     (a) Notice of redemption having been given as aforesaid, the Notes to be redeemed shall, on the redemption date, become due and payable at the redemption price therein specified and from and after such date (unless the Issuer shall default in the payment of the redemption price) such Notes shall cease to bear interest. Upon presentation of any such Note for redemption, or compliance with the requirements of the Securities Depository with respect to redemption in part, in accordance with said notice such Note shall be paid by the Issuer at the redemption price. Installments of interest due on or prior to the redemption date shall be payable to the Holders of the Notes registered as such on the relevant Record Dates according to the terms of such Notes and the provisions of
Section 4.04.

     (b) If any Note called for redemption shall not be paid upon redemption due to the failure of the Issuer or the Credit Obligor to make the required payment, the principal (and premium, if any) shall, until paid, bear interest from the redemption date at the Post-Default Rate.

     SECTION 5.07  Notes Redeemed in Part
                   ----------------------

     (a) During a period in which the Book-Entry System is in effect for the Notes, the recordation and evidence of any reduction in the aggregate principal amount of the interest of the Direct Participants in the Notes as a result of the redemption of a portion thereof shall be made in accordance with the Letter of Representation and the rules and procedures of the Securities Depository with respect thereto from time to time in effect.

     (b) During a period in which the Book-Entry System is not in effect for the Notes, unless otherwise provided herein, any Note which is to be redeemed only in part shall be surrendered at the Principal Office of the Trustee (with, if the Issuer or the Trustee requires, due endorsement by, or a written instrument of assignment or transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes of any authorized denomination or denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note surrendered.


                                  ARTICLE VI

                       Application of Proceeds of Notes
                       --------------------------------

     (a) On the date of issuance of the Notes, the proceeds of the Notes in the amount or amounts set forth on Exhibit D hereto shall be delivered to the Trustee, shall be held by the Trustee in a special trust fund hereby created and designated the "Proceeds Fund", and shall be paid by the Trustee to the Issuer upon requisition therefor in the form of Exhibit B hereto, appropriately completed,

     (b) The Trustee shall have no liability for the use or application of the funds in the Proceeds Fund if disbursed pursuant to the provisions of this Article.

                                  ARTICLE VII

                                   Revenues
                                   --------

     SECTION 7.01  Note Fund and Letter of Credit Draws
                   ------------------------------------

     (a) There is hereby established a special trust fund in the name of the Issuer which shall be designated the "Variable/Fixed Rate Secured Promissory Notes Note Fund". The Trustee shall be the depository, custodian and disbursing agent for the Note Fund. The money in the Note Fund shall be used (i) to pay Debt Service on the Notes as the same shall become due and payable or (ii) to reimburse the Credit Obligor for amounts drawn under the Letter of Credit, as provided in subsection (c) of this Section.

     (b)  There shall be deposited in the Note Fund, as and when received:

          (1) in the manner provided in subsection 7.01(c), all money drawn by the Trustee under the Letter of Credit for the purpose of paying the principal amount of the Notes and the premium (if any) on the Notes, and the interest due thereon on any Note Payment Date,

          (2) All payments with respect to Debt Service on the Notes made by the Issuer pursuant to Section 8.02(a)(1) and Section 8.02(b),

          (3) All other money required to be deposited in the Note Fund pursuant to this Indenture, and

          (4) All other money received by the Trustee when accompanied by written directions that such money is to be deposited in the Note Fund.

     (c) If the Letter of Credit is then in effect, on each Note Payment Date, the Trustee shall, without making any prior claim or demand upon the Issuer for the payment of any amounts under Section 8.02(a)(1), submit a draft under the Letter of Credit in accordance with the terms thereof (i) in an amount equal to the amount of Debt Service due on such Note Payment Date on Notes other than Pledged Notes and (ii) by such time (as stated in the Letter of Credit) in advance as shall enable the Trustee to pay said Debt Service from the proceeds of such draft on said Note Payment Date in accordance with the provisions of this Indenture with respect thereto. Any such money drawn under the Letter of Credit shall be deposited and held in a separate, segregated account in the Note Fund, and shall not be commingled with other money in the Note Fund and no investment thereof shall be made. If money from any source other than the Letter of Credit was, at the time of such draw, on deposit in the Note Fund and available for the payment of Debt Service on Notes other than Pledged Notes, the Trustee shall nevertheless draw under the Letter of Credit to make such payment of Debt Service in the amount of the Debt Service to be so paid, and the money available from such other source shall, to the extent of the amount paid by the Credit Obligor against such draw, be paid to the Credit Obligor. All money so drawn under the Letter of Credit shall be used to pay Debt Service on Notes other than Pledged Notes; Debt Service on Pledged Notes shall be paid with money deposited in the Note Fund from any source other than the Letter of Credit.

     (d) The Issuer hereby authorizes and directs the Trustee to withdraw sufficient money from the Note Fund to pay Debt Service on the Notes as the same become due and payable, whether at maturity, by call for redemption, acceleration, or otherwise, which authorization and direction the Trustee hereby accepts. Funds for such payments of Debt Service on the Notes shall be derived from the following sources in the order of priority indicated:

          (1)  First: money drawn by the Trustee under the Letter of Credit, and
               -----

          (2)  Second: all other money on deposit in the Note Fund.
               ------

     (e) Debt Service due on all Pledged Notes shall be paid to the Credit Obligor.

     SECTION 7.02  Note Purchase Fund
                   ------------------

     (a) There is hereby established a special trust fund in the name of the Issuer which shall be designated the "Variable/Fixed Rate Secured Promissory Notes Note Purchase Fund". The Trustee shall be the custodian for the Note Purchase Fund, and money in such Fund may be disbursed by the Trustee as hereinafter provided. The money in the Note Purchase Fund shall be used (i) to pay the purchase price of Notes due on any Tender Date or (ii) to reimburse the Credit Obligor for amounts drawn under the Letter of Credit, as provided in subsection (c) of this Section.

     (b) There shall be deposited in the Note Purchase Fund, as and when received:

          (1) in the manner provided in subsection 7.02(c), all money drawn by the Trustee under the Letter of Credit for the purpose of paying the purchase price of Notes due on any Tender Date,

          (2) all payments with respect to the purchase price of Tendered Notes made by the Issuer pursuant to Section 8.02(a)(2),

          (3)  the proceeds of any remarketing of Notes by the Remarketing
     Agent,

          (4) all other money required to be deposited in the Note Purchase Fund pursuant to this Indenture, and

          (5) all other money received by the Trustee when accompanied by directions that such money is to be deposited in the Note Purchase Fund.

     (c) If the Letter of Credit is then in effect, on each Tender Date, the Trustee shall, without making any prior claim or demand upon the Issuer for payments pursuant to Section 8.02(a)(2) with respect to the purchase price of Tendered Notes, and without taking into account any proceeds anticipated (but not then received) from the remarketing of Notes by the Remarketing Agent, submit a draft under the Letter of Credit in accordance with the terms thereof
(i) in an amount equal to the purchase price of all Notes to be purchased on such Tender Date and (ii) by such time (as stated in the Letter of Credit) in advance as shall enable the Trustee to pay said purchase price from the proceeds of such draft on said Tender Date in accordance with the provisions of this Indenture with respect thereto. Any such money drawn under the Letter of Credit shall be deposited and held in a separate, segregated account in the Note Purchase Fund, and shall not be commingled with other money in the Note Purchase Fund and no investment thereof shall be made. Except as otherwise provided in
Section 7.02(f), if money from any source other than the Letter of Credit was, at the time of such draw, on deposit in the Note Purchase Fund and available for the payment of such purchase price, the Trustee shall nevertheless draw under the Letter of Credit to make the payment of such purchase price in the amount of such purchase price to be so paid, and any money available in the Note Purchase Fund on such Tender Date from such other sources (including without limitation, proceeds of remarketing of Notes) shall, to the extent of the amount paid by the Credit Obligor against such draw, be paid to the Credit Obligor. If proceeds from the remarketing of Notes are deposited in the Note Purchase Fund after such Tender Date, the Trustee shall pay such proceeds to the Credit Obligor.

     (d) The Trustee is hereby authorized and directed to withdraw sufficient money from the Note Purchase Fund to pay the purchase price of Notes due on any Tender Date. Except as otherwise provided in Section 7.02(f), funds for such payments shall be derived from the following sources in the order of priority indicated:

          (1)  First:  money drawn by the Trustee under the Letter of Credit,
               -----

          (2)  Second: money received by the Trustee from the remarketing of
               ------
          Notes by the Remarketing Agent to persons other than the Issuer, or any Affiliate of any thereof, and

          (3)  Third: all other money on deposit in the Note Purchase Fund.
               -----

     (e) Anything in this Indenture to the contrary notwithstanding, the Trustee shall not purchase any Notes under Section 3.06 with proceeds received from remarketing of Notes to the Issuer or any Affiliate thereof.

     (f) Anything herein to the contrary notwithstanding, if proceeds from the remarketing of Notes by the Remarketing Agent are actually on deposit in the Note Purchase Fund (and not anticipated to be so on deposit) at or prior to the time of submission by the Trustee of a draft under the Letter of Credit pursuant to Section 7.02(c), the Trustee may reduce the amount of such draft by the amount of such proceeds.

     SECTION 7.03  Money for Note Payments to be Held in Trust; Repayment of
                   ---------------------------------------------------------
Unclaimed Money
---------------

     (a) If money is on deposit in the Note Fund on any Note Payment Date sufficient to pay Debt Service on the Notes due and payable on such Note Payment Date, but the Holder of any Note that matures on such Date or that is subject to redemption on such Date fails to surrender such Note to the Trustee for payment of Debt Service due and payable on such Date, the Trustee shall segregate and hold in trust for the benefit of the person entitled thereto money sufficient to pay the Debt

Service due and payable on such Note on such Date. Money so segregated and held in trust shall not be a part of the Trust Estate and shall not be invested, but shall constitute a separate trust fund for the benefit of the persons entitled to such Debt Service.

     (b) If money is on deposit in the Note Purchase Fund on any Tender Date sufficient to pay the purchase price on the Notes to be paid on such Tender Date, but the Holder of any Note fails to deliver such Note to the Trustee or Tender Agent for payment of such purchase price on such Tender Date, the Trustee shall segregate and hold in trust, without liability for the investment thereof for the benefit of the person entitled thereto money sufficient to pay such purchase price due and payable on such Unsurrendered Note on such Tender Date. Money so segregated and held in trust shall not be a part of the Trust Estate, but shall constitute a separate trust fund for the benefit of the persons entitled to such purchase price.

     (c) Any money held in trust by the Trustee for the payment of Debt Service on or the purchase price of any Note pursuant to subsections (a) and (b) of this Section and remaining unclaimed for 3 years after such Debt Service has become due and payable shall be paid to the Issuer upon request of an Authorized Issuer Representative; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee with respect to such trust money, and all liability of the Issuer with respect thereto, shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment to the Issuer, may at the expense of the Issuer cause to be published once, in a newspaper of general circulation in the city where the Principal Office of the Trustee is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Issuer.

     SECTION 7.04  Investment of Special Funds
                   ---------------------------

     (a) Any money held as part of a Special Fund shall be invested or reinvested in Qualified Investments by the Trustee in accordance with the written instructions of the Issuer if no Event of Default exists, to the extent that such investment is feasible and consistent with the purposes for which such Fund was created; provided, however, that, except as provided below, money in the Note Fund and Note Purchase Fund shall be invested only in Federal Securities (or a fund thereof) with a maturity not later than the date such money will be needed for the payment of Debt Service on, or the purchase price of, Notes. Any investment made with money on deposit in a Special Fund shall be held by or under control of the Trustee and shall be deemed at all times a part of the Special Fund where such money was on deposit, and the interest and profits realized from such investment shall be credited to such Fund and any loss resulting from such investment shall be charged to such Fund.

     (b) The proceeds of a draw under the Letter of Credit shall not be invested.

     (c) Any investment of money in the Special Funds may be made by the Trustee through its own bond department, investment department or other commercial banking department providing investment services. Any certificate of deposit issued by, or other interest-bearing deposit with, the Trustee shall be deemed an investment rather than a deposit requiring security.


                                 ARTICLE VIII

                         Representations and Covenants
                         -----------------------------

     SECTION 8.01  General Representations
                   -----------------------

     The Issuer makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (1)  It is duly organized as a corporation under the laws of Nevada.

          (2) It has the power to consummate the transactions contemplated by the Financing Documents to which it is a party.

          (3) By proper corporate action the Issuer has duly authorized the issuance, execution and delivery of the Financing Documents to which it is a party and the consummation of the transactions contemplated therein.

          (4) It has obtained all consents, approvals, authorizations and orders of governmental authorities that are required to be obtained by it as a condition to the issuance of the Notes and the execution and delivery of the Financing Documents to which it is a party.

          (5) The execution and delivery by it of the Financing Documents to which it is a party and the consummation by it of the transactions contemplated therein will not (i) conflict with, be in violation of, or result in a default under any bylaws or any agreement, instrument, order or judgment to which it is a party or is subject or (ii) result in or require the creation or imposition of any lien of any nature with respect to the Trust Estate, except as contemplated by the Financing Documents.

          (6) The Financing Documents to which it is a party constitute legal, valid and binding obligations and are enforceable against it in accordance with the terms of such instruments, except as enforcement thereof may be limited by (i) the exercise of judicial discretion and (ii) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights, to the extent constitutionally applicable.

          (7) The Issuer has not created or permitted the creation of any mortgage, pledge, encumbrance, security interest, assignment or other charge of any kind with respect to the Trust Estate, except as effected or contemplated by the Financing Documents.

          (8) There is no action, suit, proceeding, inquiry or investigation pending before any court or governmental authority, or threatened against or affecting it or its properties, that involves (i) the consummation of the transactions contemplated by, or the validity or enforceability of, the Financing Documents, (ii) its organization, (iii) the election or qualification of its directors or officers, or (iv) its powers.

          (9) The Issuer has not created or permitted the creation of any mortgage, pledge, encumbrance, security interest, assignment or other charge of any kind with respect to the Trust Estate, except as effected or contemplated by the Financing Documents.

          (10) The Issuer is not an "investment company" or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

     SECTION 8.02  Payment of Debt Service and Purchase of Tendered Notes
                   ------------------------------------------------------

     (a)  The Issuer shall:

          (1) On or before 10:00 a.m. (Birmingham, Alabama time), on each Note Payment Date, pay to the Trustee an amount equal to the Debt Service on the Notes due on such Note Payment Date; provided, however, that (i) any amount already on deposit in the Note Fund on the due date of such payment and available for the payment of Debt Service on such Note Payment Date shall be credited against the amount of such payment, and (ii) any amount drawn by the Trustee pursuant to the Letter of Credit for the payment of such Debt Service shall be credited against such payment; and

          (2) On or before 10:00 a.m. (Birmingham, Alabama time), on each Tender Date, pay to the Trustee an amount equal to the purchase price of Notes tendered (or deemed tendered) for purchase on such Tender Date; provided, however, that (i) any amount already on deposit in the Note Purchase Fund on such Tender Date that is available for the payment of the purchase price of such Tendered Notes shall be credited against the amount of such payment, and (ii) any amount drawn by the Trustee pursuant to the Letter of Credit for the payment of the purchase price of such Tendered Notes shall be credited against such payment.

     (b) Anything herein to the contrary notwithstanding, the Issuer shall pay to the Trustee, on or before the first day of each March, June, September and December, for deposit into the Note Fund, an amount equal to one-fourth (1/4) of the principal of the Notes maturing or subject to mandatory redemption on the then next succeeding June 1, which amounts shall be held, invested and applied as provided for funds on deposit in the Note Fund.

     (c) The Issuer covenants and agrees that until the Indenture Indebtedness is paid in full the Issuer shall make such payments in such amounts and at such times as shall be necessary to enable the Trustee to pay in full in accordance with the Indenture (i) all Debt Service on the Notes when and as the same becomes due and payable, whether at stated maturity and due dates, by call for acceleration, by optional or mandatory redemption, or otherwise, and (ii) the purchase prices of all Tendered Notes when and as the same become due and payable.

     (d) Any overdue payment shall bear interest from the related Note Payment Date until paid at the Post-Default Rate.

     SECTION 8.03  Indemnity of Trustee
                   --------------------

     (a) The Issuer agrees to pay, and to indemnify and hold the Trustee harmless against, any and all liabilities, losses, damages, claims or actions (including all reasonable attorneys' fees and expenses of the Trustee), of any nature whatsoever incurred by the Trustee without willful misconduct arising from or in connection with its performance or observance of any covenant or condition on its part to be observed or performed under the Financing Documents.

     (b) The Issuer hereby agrees that the Trustee shall not incur any liability to the Issuer, and shall be indemnified against all liabilities, in exercising or refraining from asserting, maintaining or exercising any right, privilege or power of the Trustee under the Financing Documents if the Trustee is acting in good faith and without willful misconduct or in reliance upon a written request by the Issuer.

     (c) If the Trustee shall be obligated to pay any claim, liability or loss, and if in accordance with all applicable provisions of this Section the Issuer shall be obligated to indemnify and hold the Trustee harmless against such claim, liability or loss, then, in such case, the Issuer shall have a primary obligation to pay such claim, liability or loss on behalf of such indemnifiable party and may not defer discharge of its indemnity obligation hereunder until such indemnifiable party shall have first paid such claim, liability or loss and thereby incurred actual loss.

     (d) The covenants of indemnity contained in this Section shall survive the termination of this Indenture with respect to events or occurrences happening prior to or upon the termination of this Indenture and shall remain in full force and effect until the commencement of an action with respect to any such event or occurrence shall be prohibited by law.

     SECTION 8.04  Obligations of Issuer Unconditional
                   -----------------------------------

     The obligation of the Issuer to make all payments provided for herein and to perform and observe the other agreements and covenants on its part herein contained shall be absolute and unconditional. The Issuer will not suspend or discontinue any such payment or fail to perform and observe any of its other agreements and covenants contained herein or terminate this Indenture for any cause whatsoever, including, without limiting the generality of the foregoing, the invalidity or unenforceability of the Notes or any of the Financing Documents or any provision thereof, failure of consideration or commercial frustration of purpose, any failure of the Credit Obligor to make a payment pursuant to the Letter of Credit or to reinstate the appropriate amount thereof, any change in the tax or other laws or administrative rulings, actions or regulations of the United States of America or of the State of Alabama or any political or taxing subdivision of either thereof, or any failure of any party to perform and observe any agreement or covenant, whether express or implied, duty, liability or obligation arising out of or in connection with any of the Financing Documents.

     SECTION 8.05  General Covenants of the Issuer
                   -------------------------------

     Until the Indenture Indebtedness is paid in full:

     (a) The Issuer will maintain proper books of record and account, in which full and correct entries will be made, in accordance with generally accepted accounting principles (as the same exist on the date of application thereof), of all its business and affairs. The Issuer shall, upon written request of the Trustee, furnish to the Trustee with reasonable promptness audited annual financial statements of the Issuer prepared by certified public accountants in accordance with generally accepted accounting principles (as the same exist on the date of application thereof).

     (b) The Issuer will duly pay and discharge all taxes, assessments and other governmental charges and liens lawfully imposed on the Issuer, and the properties of the Issuer, provided, however, the Issuer will not be required to pay any taxes, assessments or other governmental charges so long as in good faith it shall contest the validity thereof by appropriate legal proceedings.

     (c) Except as permitted by this Section the Issuer will maintain and preserve its existence as a corporation under the laws of the State of Nevada and will not voluntarily dissolve without first discharging its obligations under this Indenture (except as permitted herein) and will comply with all valid laws, ordinances, regulations and requirements applicable to it or to its property.

     (d) The Issuer will not in any manner transfer or convey any material portion of its property, assets and licenses; without receipt of present and adequate consideration therefor.

     (e) The Issuer will do, execute, acknowledge, deliver and record such further acts, conveyances, agreements, documents, instruments, financing statements and assurances as the Trustee shall require for accomplishing the purposes of the Financing Documents.

     (f) The Issuer will (1) pay all amounts due after the dishonor of a drawing request by or the insolvency of the Credit Obligor; and (2) not use the proceeds of the Notes in violation of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System; and (c) will cause the proceeds from
(i) the sale of the Notes, (ii) the remarketing of the Notes and (iii) from drawings on the Letter of Credit to be maintained in separate accounts, segregated from each other and from any other funds provided by the Issuer to make payments on the Notes or to reimburse the Credit Obligor.

     SECTION 8.06  Appointment of Successor Trustee
                   --------------------------------

     Whenever necessary to avoid or fill a vacancy in the office of the Trustee, the Issuer will appoint a successor Trustee in the manner provided in Section 10.09.

     SECTION 8.07  Further Assurances
                   ------------------

     The Issuer will at any time or times do, execute, acknowledge, deliver and record or cause to be done, executed, acknowledged, delivered, and recorded all such further acts, deeds, conveyances, assignments, pledges, transfers and assurances in law as the Trustee shall reasonably require for the better assuring, assigning, transferring, pledging and confirming unto the Trustee, all and singular, the property and rights herein assigned, transferred and pledged or intended so to be.

                                  ARTICLE IX

                        Events of Default and Remedies
                        ------------------------------

     SECTION 9.01  Events of Default
                   -----------------

     Any one or more of the following shall constitute an event of default under this Indenture (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Note when such interest becomes due and payable; or

          (2) default in the payment of the principal of (or premium, if any, on) any Note when such principal (or premium, if any) becomes due and payable, whether at its stated maturity, by declaration of acceleration or call for redemption or otherwise; or

          (3) failure to pay when due the purchase price of any Note tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof; or

          (4)  the Credit Obligor dishonors a draw under the Letter of Credit;
     or

          (5) receipt of notice by the Trustee from the Credit Obligor that the Credit Obligor has not reinstated the Credit Amount of the Letter of Credit (as defined therein) in accordance with the terms thereof and directing the Trustee to declare the Notes immediately due and payable under Section 9.02 hereof; or

          (6) receipt by the Trustee of written notice from the Credit Obligor that an event of default, as therein defined, has occurred and is continuing under the Credit Documents and directing the Trustee to declare the Notes immediately due and payable under Section 9.02 hereof; or

          (7) the occurrence of an event of default, as therein defined, under any other Financing Document (other than the Credit Documents) and the expiration of the applicable grace period, if any, specified therein; or

          (8) default in the performance, or breach, of any covenant, representation or warranty of the Issuer in this Indenture (other than a covenant or warranty a default in the performance or breach of which is elsewhere in this Section specifically described), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Issuer, and the Credit Obligor by the Trustee or to the Issuer, the Trustee and the Credit Obligor by the Holders of at least 10% in principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "notice of default" hereunder.

     SECTION 9.02  Acceleration of Maturity; Rescission and Annulment; Exercise
                   ------------------------------------------------------------
of Remedies
-----------

     (a)  If an Event of Default exists under any of Section 9.01(1), (2), (3),
(4), (5), or (6) and the Letter of Credit is in effect, the Trustee shall (1) declare the principal of all the Notes and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Issuer and the Credit Obligor, and upon any such declaration such principal and the interest accrued thereon to the date of declaration shall become immediately due and payable and interest on the Notes shall cease to accrue from and after the date of declaration and (2) immediately draw under the Letter of Credit to the full extent permitted by the terms thereof to pay the principal of the Notes and the interest accrued and to accrue thereon until and including the date of such declaration.

     (b) If an Event of Default exists under Section 9.01(7) or (8) or if any other Event of Default exists and the Letter of Credit is no longer in effect or the Credit Obligor has dishonored a draw thereon or there has occurred a Credit Obligor Insolvency Date, then and in every such case (1) the Trustee or the Holders of not less than 25% in principal amount of the Notes Outstanding may (but only with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored a draw thereon and a Credit Obligor Insolvency Date has not occurred) declare the principal of all the Notes and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee, if given by Holders), and upon any such declaration such principal and the interest accrued thereon to the date of declaration shall become immediately due and payable and (2) the Trustee shall, if the Letter of Credit is then in effect, immediately draw under the Letter of Credit to the full extent permitted by the terms thereof to pay the principal of the Notes and the interest accrued and to accrue thereon until and including the date of such declaration.

     (c) At any time after such a declaration of acceleration has been made pursuant to subsection (b) of this Section, the Holders of a majority in principal amount of the Notes Outstanding may (but only with the consent of the Credit Obligor if the Letter of Credit is in effect and an Event of Default has not occurred under Section 9.01(4) and a Credit Obligor Insolvency Date has not occurred), by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if

          (1)  the Issuer has deposited with the Trustee a sum sufficient to pay

               (A)  all overdue installments of interest on all Notes,

               (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Notes,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in the Notes, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the nonpayment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or have been waived as provided in Section 9.13.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

     (d) Upon the occurrence of any Event of Default specified in Section 9.01 the Trustee may, only with the consent of the Credit Obligor if the Letter of Credit is in effect and has been reinstated to the full amount required to be available thereunder and the Credit Obligor has not dishonored a draft thereunder and there has not occurred a Credit Obligor Insolvency Date, subject to the terms of this Indenture, proceed to protect and enforce its rights and the rights of the Noteholders by any suit, action or proceeding at law or in equity, including but not limited to an action for mandamus, or for specific performance of any agreement herein contained, or for enforcing payment and collection of any revenues due under this Indenture or for making a demand for payment from the Issuer, or for taking action pursuant to any other document to which the Trustee is a party by signature, assignment, operation of law, or otherwise.

     SECTION 9.03  Rights and Remedies of Trustee in the Event of Bankruptcy,
                   ----------------------------------------------------------
and the Occurrence of Similar Events Regarding, the Issuer.
-----------------------------------------------------------

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to any person obligated for payment of the Notes, the Trustee (irrespective of whether there has been a default under this Indenture) shall be entitled and empowered to intervene in such proceedings on behalf of the Noteholders, to file and prove a claim or claims for the whole amount owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its gross negligence or bad faith) and of the Noteholders allowed in any such judicial proceedings, to collect and receive any moneys or other property payable or deliverable on any such claims, and to take such other action therein as the Trustee may deem necessary or appropriate to protect the interests of the Noteholders, and any receiver, assignee or trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each of the Noteholders to make payments to the Trustee.

     SECTION 9.04  Subrogation Rights of Credit Obligor.
                   -------------------------------------

     If money is collected by the Trustee pursuant to the Letter of Credit, the Credit Obligor shall be subrogated to the rights possessed under this Indenture by the Trustee and the Holders; provided, however, that the Credit Obligor shall be precluded from exercising or enforcing such subrogation rights until the principal of, premium, if any, and interest on all Notes shall have been paid in full as provided in Article XIII hereof. For purposes of the subrogation rights of the Credit Obligor hereunder, (i) any reference herein to the registered owners or Holders of the Notes shall mean the Credit Obligor, (ii) any principal of, mandatory redemption premium, optional redemption premium and interest on the Notes paid with moneys collected pursuant to the Letter of Credit shall be deemed to be unpaid hereunder, and (iii) the Credit Obligor may exercise any rights it would have hereunder as the Holder of the Notes. The subrogation rights granted to the Credit Obligor in this Indenture are not intended to be exclusive of any other remedy or remedies available to the Credit Obligor, and such subrogation rights shall be cumulative and shall be in addition to every other remedy given hereunder or under the Financing Documents, or any other instrument or agreement with respect to the reimbursement of moneys paid by the Credit Obligor pursuant to the Letter of Credit, and every other remedy now or hereafter existing at law or in equity or by statute.

     SECTION 9.05  Application of Money Collected
                   ------------------------------

     (a) The Trustee shall apply the following funds solely for the purposes for which they were collected and held under this Indenture and not otherwise:
(1) funds collected from a draw under the Letter of Credit, (2) money held in trust under Section 7.03 for the benefit of Unsurrendered Notes, and (3) funds and investments held in trust under Section 13.02 for the Notes to be paid therefrom.

     (b) Any money collected by the Trustee pursuant to this Article and any other sums then held by the Trustee as part of the Trust Estate (other than the funds referred to in subsection (a) above shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (1)  First:  To the payment of all undeducted amounts due the Trustee
               -----
     under Section 10.07;

          (2)  Second:  To the payment of the whole amount then due and unpaid
               ------
     upon the Outstanding Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, with interest (to the extent that such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Notes) on overdue principal (and premium, if any) and (to the extent legally
     enforceable) on overdue installments of interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Notes, then to the payment of such principal (and premium, if any) and interest, without any preference or priority, ratably according to the aggregate amount so due; provided, however, that payments with respect to Pledged Notes shall be made only after all other Notes have been Fully Paid;

          (3)  Third:  To the payment of all amounts then due to the Credit
               -----
     Obligor pursuant to the Credit Documents; and

          (4)  Fourth:  To the payment of the remainder, if any, to the Issuer
               ------
     or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     SECTION 9.06  Trustee May Enforce Claims without Possession of Notes
                   ------------------------------------------------------

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

     SECTION 9.07  Limitation on Suits by Holders
                   ------------------------------

     No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, under or with respect to this Indenture, or for the appointment of a receiver or trustee or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding;

          (5) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of 51% in principal amount of the Outstanding Notes; and

          (6) if the Letter of Credit is in effect and an Event of Default does not exist under Section 9.01(4), (5), or (6), the Credit Obligor shall have given its written consent to such direction or request;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the lien of this Indenture or the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Outstanding Notes.

     SECTION 9.08  Unconditional Right of Noteholders to Receive Principal,
                   --------------------------------------------------------
Premium and Interest
--------------------

     Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on such Note on the respective stated maturities expressed in such Note (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 9.09  Restoration of Positions
                   ------------------------

     If the Trustee or any Noteholder shall have instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

     SECTION 9.10  Rights and Remedies Cumulative
                   ------------------------------

     No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every such right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 9.11  Delay or Omission Not Waiver
                   ----------------------------

     No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

     SECTION 9.12  Control by Credit Obligor and Noteholders
                   -----------------------------------------

     The Holders of 51% in principal amount of the Outstanding Notes (but only with the consent of the Credit Obligor, if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date) shall have the right, during the continuance of an Event of Default,

          (1) to require the Trustee to proceed to enforce this Indenture, either by judicial proceedings for the enforcement of the payment of the Notes or otherwise, and

          (2) to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee hereunder, provided that

               (A) the provisions of Section 9.02 requiring a declaration of acceleration and a draw under the Letter of Credit may not be modified or waived without the consent of all Noteholders,

               (B) such direction shall not be in conflict with any rule of law or this Indenture,

               (C) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

               (D) if such direction is given by the Holders of a majority in principal amount of Notes Outstanding, the Trustee shall have not determined that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction.

     SECTION 9.13  Waiver of Past Defaults
                   -----------------------

     (a) The Holders of not less than 51% in principal amount of the Outstanding Notes may (but only with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date and subject to subsection (b) below), by Act of such Noteholders delivered to the Trustee, the Issuer and the Issuer, on behalf of the Holders of all the Notes, waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Note,

          (2)  in the payment of any amounts due by the Issuer under Section
     8.02 hereof, or

          (3) in respect of a covenant or provision hereof which under Article XI cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     (b) Anything herein to the contrary notwithstanding no default may be waived unless the Letter of Credit shall have been reinstated to the full amount then required to be available thereunder and the Credit Obligor shall have rescinded any notice of default under the Credit Documents or any notice of nonreinstatement of the Credit Amount of the Letter of Credit.

     (c) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 9.14  Waiver of Appraisement and Other Laws
                   -------------------------------------

     (a) To the full extent that it may lawfully so agree, the Issuer will not at any time insist upon, plead, claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture; and the Issuer, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Issuer, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the property in the Trust Estate marshalled upon any enforcement hereof.

     (b) If any law in this Section referred to and now in force, of which the Issuer or its successor or successors might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the application of this Section.

     SECTION 9.15  Suits to Protect the Trust Estate
                   ---------------------------------

     The Trustee shall have power to institute and to maintain such proceedings as it may deem expedient to prevent any impairment of the Trust Estate by any acts which may be unlawful or in violation of this Indenture and to protect its interests and the interests of the Noteholders in the Trust Estate and in the rents, issues, profits, revenues and other income arising therefrom, including power to institute and maintain proceedings to restrain the enforcement of or compliance with any governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Noteholders or the Trustee.

     SECTION 9.16  Remedies Subject to Applicable Law
                   ----------------------------------

     All rights, remedies and powers provided by this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.


                                   ARTICLE X

                                  The Trustee
                                  -----------

     SECTION 10.01 Certain Duties and Responsibilities
                   -----------------------------------

     (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) If an Event of Default exists, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 10.02 Notice of Defaults
                   ------------------

     Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Noteholders as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of Debt Service on any Note, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders; and provided, further, that in the case of any default of the character specified in Section 9.01(8) no such notice to Noteholders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     SECTION 10.03 Certain Rights of Trustee
                   -------------------------

     Except as otherwise provided in Section 10.01:

     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a certificate or order executed by an Authorized Issuer Representative;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate executed by an Authorized Issuer Representative;

     (4) the Trustee may consult with counsel and the written advice of Independent Counsel or any Opinion of Independent Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction, provided, that the Trustee cannot require such security or indemnity as a condition to the performance by the Trustee of its obligations under Sections 7.01, 7.02 and 9.02;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, coupon or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Issuer, personally or by agent or attorney; and

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 10.04 Not Responsible for Recitals
                   ----------------------------

     The recitals contained herein and in the Notes, except the certificate of authentication and registration on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or sufficiency of this Indenture or of the Notes.

     SECTION 10.05 May Hold Notes
                   --------------

     The Trustee in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee.

     SECTION 10.06 Money Held in Trust
                   -------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided in Section 7.04.

     SECTION 10.07 Compensation and Reimbursement
                   ------------------------------

     (a) The Issuer agrees to cause to be paid, solely from funds made available to the Issuer for such purpose:

          (1) to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

          (2) except as otherwise expressly provided herein, upon request, reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and Independent counsel), except any such expense, disbursement or advance as may be determined by a court of competent jurisdiction to be attributable to the Trustee's gross negligence, or bad faith, or wilful misconduct.

     (b) As security for the performance of the obligations of the Issuer under this Section the Trustee shall be secured under this Indenture by a lien prior to the Notes, and for the payment of such compensation, expenses, reimbursements and indemnity the Trustee shall have the right to use and apply any money held by it as a part of the Trust Estate; provided, however, that funds held by the Trustee under Section 7.03 and Section 13.02 shall be used solely for the purposes thereof and all funds received by the Trustee from the Letter of Credit shall be used solely for the purpose of paying Debt Service on, or the purchase price of, Notes as herein provided, and such funds held under Section 7.03 and
Section 13.02 and such funds received from the Letter of Credit shall never be subject to any lien imposed by this Section in favor of the Trustee.

     SECTION 10.08 Eligibility of Trustee; Appointment of Co-Trustee
                   -------------------------------------------------

     (a) Except as provided in subsection (b), there shall at all times be a Trustee hereunder which shall be a commercial bank or trust company organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority.

     (b) It is the purpose of this Indenture that there shall be no violation of the law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under Financing Documents, and in particular in case of the enforcement thereof on any default or Event of Default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights, or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee pursuant to this section.

     (c) In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them. The Trustee shall be jointly liable for the actions taken by such separate or co-trustee, if such actions were taken at the direction of the Trustee.

     (d) Should any instrument in writing from the Issuer be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

     SECTION 10.09 Resignation and Removal; Appointment of Successor
                   -------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 10.10.

     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may (but only with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor) be removed at any time by Act of the Holders of 51% in principal amount of the Outstanding Notes delivered to the Trustee, the Issuer.

     (d)  If at any time:

          (1) the Trustee shall cease to be eligible under Section 10.08 and shall fail to resign after written request therefor by the Issuer or by any Noteholder who has been a Holder of a Note for at least 6 months, or

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a resolution of its Board of Directors may remove the Trustee, or (ii) any Noteholder who has been a Holder of a Note for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a resolution of its Board of Directors, shall (with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not occurred a Credit Obligor Insolvency Date) promptly appoint a successor Trustee. In case all or substantially all of the Trust Estate shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee, by written instrument, may (with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor) similarly appoint a successor to fill such vacancy until a new Trustee shall be so appointed by the Noteholders. If, within 1 year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall (with the consent of the Credit Obligor under the conditions herein prescribed) be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Issuer, and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer or by such receiver or trustee. If no successor Trustee shall have been so appointed by the Issuer or the Noteholders and accepted appointment in the manner hereinafter provided, any Noteholder who has been a Holder of a Note for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Principal Office.

     (g) Any successor Trustee shall be acceptable to any Rating Agency which shall then maintain a rating with respect to the Notes.

     SECTION 10.10 Acceptance of Appointment by Successor
                   --------------------------------------

     (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the estates, properties, rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument conveying and transferring to such successor Trustee upon the trusts herein expressed all the estates, properties, rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 10.07. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such estates, properties, rights, powers and trusts.

     (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article, to the extent operative.

     SECTION 10.11 Merger, Conversion, Consolidation or Succession to Business
                   -----------------------------------------------------------

     Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.


                                  ARTICLE XI

          Supplemental Indentures and Amendments of Letter of Credit
          ----------------------------------------------------------

     SECTION 11.01 Supplemental Indentures Without Consent of Noteholders
                   ------------------------------------------------------

     Without the consent of the Holders of any Notes, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, subject to the provisions of Sections 11.03 and 11.04, from time to time enter into one or more indentures supplemental hereto or in amendment hereof, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

          (2) to add to the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue of the Notes; or

          (3) to evidence the succession of another corporation to the Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained; or

          (4) to add to the covenants of the Issuer for the benefit of the Holders of Notes and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided, however, that with respect to any such covenant, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (5)  to surrender any right or power herein conferred upon the Issuer;
     or

          (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions, with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders of the Notes; or

          (7) to permit fully registered Notes to be exchanged for coupon Notes (which may be registrable as to principal only); or

          (8) to make further provisions with respect to the administration and operation of the Book-Entry System and the transfer, payment, selection for redemption and redemption of Notes in accordance therewith; or

          (9)  to secure or maintain ratings from a Rating Agency, provided that
     (i) the changes necessary to obtain or secure such ratings do not adversely affect the interests of the Holders of the Notes and (ii) the Trustee receives an Opinion of Note Counsel to the effect that such changes are permitted by applicable law; or

          (10) to modify, amend or supplement this Indenture in such manner as to permit the qualification hereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Notes for sale under the securities laws of any of the states of the United States, and, if they so determine, to add to this Indenture such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute.

     SECTION 11.02 Supplemental Indentures With Consent of Noteholders
                   ---------------------------------------------------

     With the consent of the Holders of not less than a majority in principal amount of the Notes then Outstanding affected by such supplemental or amendatory indenture, by Act of such Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, subject to the provisions of Sections 11.03 and 11.04, enter into an indenture or indentures supplemental hereto or in amendment hereof for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture or any amendment shall, without the consent of the Holder of each Outstanding Note affected thereby,

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

          (1) change the stated maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, any Note, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date); or

          (2) reduce the percentage in principal amount of the Outstanding Notes the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences; or

          (3) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

          (4) modify any of the provisions of this Section or Section 9.13, except to increase any percentage provided thereby or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby; or

          (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to the Trust Estate or any part thereof or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture; or

          (6) release any rights under the Letter of Credit; provided, however, no consent of the Noteholders will be required for any extension of the term of the Letter of Credit by the Credit Obligor, or for the acceptance by the Trustee of a Substitute Letter of Credit and the concomitant release of the then Existing Letter of Credit as provided in Section 3.10, or any amendment to the Letter of Credit which is provided for, and contemplated by, this Indenture.

     SECTION 11.03 Discretion of Trustee; Acts of Noteholders
                   ------------------------------------------

     (a) The Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     (b) It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 11.04 Consent of Credit Obligor
                   -------------------------

     Subject to Section 1.12, no amendment or change to this Indenture shall be made without the prior written consent of the Credit Obligor.

     SECTION 11.05 Execution of Supplemental Indentures
                   ------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and, subject to Section 10.01, shall be fully protected in relying upon, an Opinion of Independent Counsel stating that the execution of such supplemental indenture or amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or consent to any such amendment which affects the Trustee's own rights, duties or immunities under this Indenture, or otherwise.

     SECTION 11.06 Effect of Supplemental Indentures
                   ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 11.07 Reference in Notes to Supplemental Indentures
                   ---------------------------------------------

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

     SECTION 11.08 Amendment of Letter of Credit
                   -----------------------------

     (a) The Trustee may, without the consent of or notice to the Holders of the Notes, consent to any amendment, modification or other change of the Letter of Credit for the purpose of curing any ambiguity or formal defect or omission or obtaining a rating on the Notes from any Rating Agency, provided that the Trustee shall receive an Opinion of Note Counsel with respect to the Notes, to the effect that such change is permitted by applicable law.

     (b) Except as provided in subsection (a) of this Section, and except for extensions of the term of the Letter of Credit by the Credit Obligor, no amendment, modification or other change of the Letter of Credit shall be made without the consent of the Holders of all Notes Outstanding.

                                  ARTICLE XII

                             The Remarketing Agent
                             and the Tender Agent
                             --------------------

     SECTION 12.01 Remarketing Agent
                   -----------------

     (a) SouthTrust Securities, Inc. is hereby appointed as "Remarketing Agent" for the Notes, subject to the conditions set forth in this Section.

     (b) The Remarketing Agent shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by execution and delivery of an agreement satisfactory to the Trustee.

     (c) The Remarketing Agent shall be authorized by law to perform all the duties imposed upon it by this Indenture.

     (d) The Remarketing Agent may resign at any time by giving 30 days' prior written notice thereof to the Issuer, the Trustee, and the Credit Obligor; provided, however, that no such resignation shall become effective until a successor Remarketing Agent has been appointed and has accepted its duties and obligations hereunder.

     (e) The Issuer may, with the prior written consent of the Credit Obligor, remove the Remarketing Agent at any time upon 30 days' prior written notice thereof to the Remarketing Agent, the Issuer and the Trustee.

     (f)  If at any time:

          (1) the Remarketing Agent shall cease to be eligible under this Section and shall fail to resign after written request therefor by the Issuer, or

          (2) the Remarketing Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Remarketing Agent or of its property shall be appointed or any public officer shall take charge or control of the Remarketing Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Issuer may remove the Remarketing Agent upon 7 days' written notice thereof to the Remarketing Agent, the Credit Obligor, the Issuer.

     (g) If the Remarketing Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Remarketing Agent for any cause, the Issuer shall, with the prior written consent of the Issuer and the Credit Obligor, promptly appoint a successor Remarketing Agent.

     (h) Any successor Remarketing Agent shall be appropriately registered and licensed, and be acceptable to the Issuer, the Trustee and to any Rating Agency which shall then maintain a rating with respect to the Notes.

     (i) The Trustee shall give notice of each resignation and each removal of the Remarketing Agent and each appointment of a successor Remarketing Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Remarketing Agent and the address of its principal office.

     SECTION 12.02 Tender Agent
                   ------------

     (a) The Trustee shall act as Tender Agent. At the written request of the Trustee, the Issuer shall appoint an agent to act on behalf of the Trustee in the acceptance of delivery of Notes tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture and in the authentication and delivery of Notes pursuant to the transfer and exchange provisions of this Indenture. For all purposes of this Indenture, (i) Notes to be purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture may be delivered to the Tender Agent, as well as the Trustee, and
(ii) the authentication and delivery of Notes by a duly authorized officer of the Tender Agent pursuant to the transfer and exchange provisions of this Indenture shall be deemed to be the authentication and delivery of Notes "by the Trustee".

     (b) Any Tender Agent appointed hereunder shall signify its acceptance of such appointment by execution and delivery of an agreement satisfactory to the Trustee.

     (c) Any such Tender Agent shall at all times be a bank or trust company having its principal office in New York, New York and shall at all times be a corporation organized and doing business under the laws of the United States or of any state with a combined capital and surplus of at least $5,000,000 and authorized under such laws to exercise corporate trust powers and subject to supervision and examination by federal or state authority and shall be acceptable to any Rating Agency which shall then maintain a rating with respect to the Notes. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (d) Any corporation or association into which any Tender Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any Tender Agent shall be a party, or any corporation or association succeeding to the corporate trust business of any Tender Agent, shall be the successor of the Tender Agent hereunder, if such successor corporation or association is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Tender Agent or such successor corporation or association.

     (e) Any Tender Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer. The Trustee may at any time terminate the agency of any Tender Agent by giving written notice of termination to such Tender Agent, the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Tender Agent shall cease to be eligible under this Section, the Issuer shall promptly appoint a successor Tender Agent, shall give written notice of such appointment to the Issuer, and shall mail notice of such appointment to all Holders of Notes as the names and addresses of such Holders appear on the Note Register.

     (f) The Issuer shall to pay to the Tender Agent from time to time reasonable compensation for its services.


                                 ARTICLE XIII

                                  Defeasance
                                  ----------

     SECTION 13.01 Payment of Indebtedness; Satisfaction and Discharge of
                   ------------------------------------------------------
Indenture
---------

     (a) Whenever all Indenture Indebtedness has been Fully Paid, then, upon the request of an Authorized Issuer Representative, this Indenture and the lien, rights and interests created hereby shall cease, determine and become null and void (except as to any surviving rights of transfer or exchange of Notes herein or therein provided for) and the Trustee shall execute and deliver a termination statement and such instruments of satisfaction and discharge as may be necessary and pay, assign, transfer and deliver to the Issuer or upon the order of the Issuer, all cash and securities then held by it hereunder as a part of the Trust Estate.

     (b)  A Note shall be deemed "Fully Paid" if

          (1) such Note has been canceled by the Trustee or delivered to the Trustee for cancellation, or

          (2) such Note shall have matured or been called for redemption and, on such maturity date or redemption date, money for the payment of Debt Service on such Note is held by the Trustee in trust for the benefit of the person entitled thereto, or

          (3) such Note is alleged to have been mutilated, destroyed, lost or stolen and has been replaced as provided in Section 4.02, or

          (4) a trust for the payment of such Note has been established in accordance with Section 13.02 and the Trustee shall have received (i) an Opinion of Counsel experienced in bankruptcy matters stating in effect that upon the occurrence of an Act of Bankruptcy, money and investments in such trust will not be subject to any preference claim under the Federal Bankruptcy Code, which opinion shall be satisfactory to any Rating Agency then rating the Notes and (ii) a certificate of an Independent certified public accountant or firm thereof to the effect that the funds on deposit in such trust and the income therefrom without reinvestment will be sufficient to pay when due the principal of, premium if any and interest on such Notes. The Issuer shall give each Rating Agency that maintains a rating with respect to the Notes 10 days' notice of its intent to establish such a trust for the payment of Notes, but failure to give any such notice shall not result in a Note not being deemed Fully Paid.

     (c) Indenture Indebtedness other than Debt Service on the Notes shall be deemed "Fully Paid" whenever the Issuer has paid, or made provisions satisfactory to the Trustee for payment of, all such Indenture Indebtedness other than Debt Service on the Notes.

     SECTION 13.02 Trust for Payment of Debt Service
                   ---------------------------------

     (a) The Issuer may provide for the payment of any of the Notes by establishing a trust for such purpose with the Trustee and depositing therein cash or Federal Securities which (assuming the due and punctual payment of the principal of and interest on such Federal Securities) will provide funds sufficient to pay the Debt Service on such Notes as the same becomes due and payable until the maturity or redemption of such Notes; provided, however, that

          (1) such Federal Securities must not be subject to redemption prior to their respective maturities at the option of the issuer of such Securities,

          (2) if any of such Notes are to be redeemed prior to their respective maturities, either (i) the Trustee shall receive evidence that notice of such redemption has been given in accordance with the provisions of this Indenture and such Notes or (ii) the Issuer shall confer on the Trustee irrevocable authority for the giving of such notice on behalf of the Issuer,

          (3) such trust must be established only during a Fixed Rate Period and, if established during a Fixed Rate Period, all Notes to be retired with funds from such trust must either mature or be called for redemption on or before the date immediately following such Fixed Rate Period, and

          (4) the Trustee has received the opinions referred to in Section 13.01(b)(4).

     (b) Cash and Federal Securities deposited with the Trustee pursuant to this Section shall not be a part of the Trust Estate but shall constitute a separate, irrevocable trust fund for the benefit of the Holders of the Notes to be paid from such fund. Such cash and the principal and interest payable on such Federal Securities shall be applied by the Trustee solely to the payment of Debt Service on such Notes. Any funds deposited with the Trustee pursuant to this Section shall be invested only in Federal Securities meeting the requirements of this Section.

     IN WITNESS WHEREOF, the Issuer and the Trustee have caused this instrument to be duly executed, and their respective corporate seals to be hereunto affixed and the same attested, by officers thereof duly authorized thereunto.

                                   DISPLAY TECHNOLOGIES, INC.


                                   By /s/ J. William Branden
                                     ------------------------------------

                                   Its   President
                                      -----------------------------------

S E A L
-------

Attest:  /s/ Marshall S. Harris
       -------------------------

Its:    Secretary
       -----------------------

                                   SOUTHTRUST BANK,
                                   NATIONAL ASSOCIATION


                                   By /s/ Stephen G. Waldrip
                                     ------------------------------------

                                   Its  Vice President and Trust Officer
                                      -----------------------------------
[S E A L]

Attest: /s/ K. Burton
       -------------------------
Its  Assistant Vice President
     and Trust Officer
   -----------------------------

STATE OF ALABAMA
Jefferson COUNTY

     I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that J. William Branden, whose name as President of Display Technologies, Inc., a Nevada corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and seal this the 2/nd/ day of June, 1999.


                                    /s/ Caralo Stancil Strong
                                    ------------------------------------
                                    Notary Public

NOTARIAL SEAL

My commission expires: January 30, 2001.
                      ------------------

STATE OF ALABAMA
JEFFERSON COUNTY

     I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Stephen G. Waldrip, whose name as Vice President and Trust Officer of SouthTrust Bank, National Association, a national banking association, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, (s)he, as such officer and with full authority, executed the same voluntarily for and as the act of said national banking association.

     Given under my hand and seal this the 14/th/ day of June, 1999.


                                         /s/ [SIGNATURE ILLEGIBLE]^^
                                         ------------------------------------
                                         Notary Public

NOTARIAL SEAL

My commission expires: NOTARY PUBLIC STATE OF ALABAMA
                       AT LARGE MY COMMISSION EXPIRES:
                       NOV. 19, 2002 BONDED THRU NOTARY
                       PUBLIC UNDERWRITERS
                       ----------------------------------

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